                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MYCOGEN CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                CARLTON J. EIBL
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                              MYCOGEN CORPORATION


                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                              MYCOGEN CORPORATION


                                                                  MARCH 27, 1995


   To the Stockholders of
      MYCOGEN CORPORATION


   You are cordially invited to attend the Annual Meeting of the Stockholders of Mycogen Corporation, to be held on Thursday, April 20, 1995 at 10:00 a.m. at the Wyndham Garden Hotel at 5975 Lusk Boulevard, San Diego, California.

   Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

   If you do not plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

   We look forward to seeing you at the Annual Meeting.



San Diego, California                       Jerry D. Caulder

                                            Chairman, President and
                                              Chief Executive Officer



                             YOUR VOTE IS IMPORTANT

   In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                              MYCOGEN CORPORATION
                            4980 CARROLL CANYON ROAD
                          SAN DIEGO, CALIFORNIA 92121

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 20, 1995

                                 --------------

   To the Stockholders of
    MYCOGEN CORPORATION

   The Annual Meeting of Stockholders of Mycogen (the "Company") will be held at the Wyndham Garden Hotel at 5975 Lusk Boulevard, San Diego, California 92121 on Thursday, April 20, 1995 at 10:00 a.m. (the "Annual Meeting") for the following purposes:

    1. To elect the Board of Directors to serve until the next Annual Meeting and until their successors are elected and qualified;

    2. To approve the amendment to the Company's 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance by 1,000,000 shares;

    3. To approve the amendment to the Company's 1990 Restricted Stock Issuance Plan to increase the number of shares of Common Stock reserved for issuance by 150,000 shares;

    4. To approve the reincorporation of the Company from Delaware to California (the "Proposed Reincorporation"). Approval of the Proposed Reincorporation by the stockholders will constitute approval of the following by them as current stockholders of the Company and as shareholders of the Company as reincorporated in California, immediately following the effective time of the Proposed Reincorporation: (i) the Agreement and Plan of Merger, in the form attached hereto as Appendix A (including the assumption by Mycogen-California of the 1992 Stock Option Plan, the 1990 Restricted Stock Issuance Plan and other employee benefits plans and obligations of Mycogen-Delaware under such plans as set forth therein); and (ii) the Articles of Incorporation and Bylaws of the Company as reincorporated in California, attached hereto as Exhibits 1 and 2 to Appendix A, respectively;

    5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1995; and

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Any stockholders of record at the close of business on March 1, 1995 will be entitled to vote at the Annual Meeting and at any adjournment thereof. The transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company. If you do not plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the envelope provided. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                               By Order of the Board of Directors

                               CARLTON J. EIBL as Secretary

   San Diego, California

   March 27, 1995

                              MYCOGEN CORPORATION
                            4980 Carroll Canyon Road
                          San Diego, California 92121

                               -----------------

                                PROXY STATEMENT

                               -----------------

                     For the Annual Meeting of Stockholders
                                   To Be Held
                                 April 20, 1995


                                    GENERAL

   The enclosed proxy is solicited on behalf of the Board of Directors of Mycogen Corporation, a Delaware corporation (the "Company" or "Mycogen"), for use at the annual meeting of stockholders to be held on April 20, 1995 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. at the Wyndham Garden Hotel at 5975 Lusk Boulevard, San Diego, California. Stockholders of record on March 1, 1995 will be entitled to notice of and to vote at the Annual Meeting.

   This Proxy Statement and accompanying proxy (the "Proxy") were first mailed to stockholders on or about March 28, 1995.

VOTING

   On March 1, 1995, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 19,304,047 shares of Common Stock outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. Under Delaware law, an abstention as to any particular matter does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

REVOCABILITY OF PROXIES

   Any person giving a proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 4980 Carroll Canyon Road, San Diego, California 92121, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The persons named below are nominees for director to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The Company's Bylaws provide that the authorized number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of stockholders. The authorized number of directors is currently between 5 and 11. The Board of Directors has selected 5 nominees, all of whom are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. The 5 candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

NOMINEES

   The following table sets forth information regarding the nominees.


NAME                            POSITIONS AND OFFICES HELD       YEAR FIRST ELECTED DIRECTOR
Thomas J. Cable 1,2             Director                                     1983

Jerry D. Caulder                Chairman, President,                         1984
                                Chief Executive Officer
                                and Director

George R. Hill 1,2              Director                                     1993

David H. Rammler                Director                                     1983

A. John Speziale 1              Director                                     1986

- --------------------
   1  Member of Compensation Committee.

   2  Member of Audit Committee.


BUSINESS EXPERIENCE OF DIRECTORS

   Mr. Cable, 55, has served as a director of the Company since September 1983. Mr. Cable was founder of the venture capital firm of Cable & Howse Ventures, Inc. and has served as principal with that firm since 1982. Mr. Cable is a director of Endosonics Corporation, a medical products company, Fischer Imaging Corporation, a medical X-ray equipment company, and Ostex International, a medical products company.

   Dr. Caulder, 52, joined the Company in September 1984, as President, Chief Executive Officer and a director, and has served as Chairman of the Board since July 1989. Prior to joining Mycogen, Dr. Caulder spent over 15 years with Monsanto Company ("Monsanto"). While at Monsanto, he managed various aspects of both the international and domestic business of Monsanto Agricultural Products Company (APC) serving as Director, Product Development Worldwide; Director, Market Research Worldwide; and Director, Latin America. His last position at Monsanto was as Director of New Business and Commercial Development for biotechnology. Dr. Caulder is a director of Applied Genetics, a health care company, and of Environmental Science & Engineering (ESE), an environmental remediation company.

   Dr. Hill, 53, has served as a director of the Company since April 1993. Dr. Hill has served as a Senior Vice President of Lubrizol since 1987. Prior to serving in that position, Dr. Hill served as Vice President of Research and Development (1984 through 1987) and Assistant to the Vice President of Research and Development with Lubrizol (1983 through 1984). Dr. Hill is also a director of the Lamson and Sessions Company and serves on the Board of Directors of Lake Erie College, on the Advisory Committee of Case Western Reserve University, the Visiting Committees of the University of Akron and the Visiting Committees of Chemistry and Chemical Engineering at Case Western University and Carnegie Mellon University, respectively.

   Dr. Rammler, 66, a founder of the Company, served as the Chairman of the Board from the Company's inception until July 1989. Dr. Rammler is a general partner of Vanguard Associates, a venture capital firm, and has served in that position since 1981. Dr. Rammler is a director of Endosonics Corporation, a medical products company, and a director of several private companies.

   Dr. Speziale, 78, has served as a director of the Company since February 1986. Dr. Speziale has been a principal in A. John Speziale Associates, a chemistry and agricultural consulting firm, since 1980. Prior to that time, Dr. Speziale worked for 32 years with Monsanto serving in various research positions, including Research Director of APC.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 1994. Each director attended at least three of the meetings.

   The Company has an Audit Committee and a Compensation Committee of the Board of Directors. The Company does not have a Nominating Committee or a committee that performs the functions of a Nominating Committee.

   The Audit Committee was established in 1987 and is primarily responsible for reviewing the financial reporting process and the Company's internal accounting controls, and approving the services performed by, and the independence of, the Company's auditors. This Committee currently consists of Dr. Hill and Mr. Cable. The Audit Committee held a total of two meetings during the fiscal year ended December 31, 1994.

   The Compensation Committee was established in 1985 and reviews and approves the Company's compensation policy. This committee currently consists of Dr. Speziale, Mr. Cable and Dr. Hill. The Compensation Committee held a total of three meetings during the fiscal year ended December 31, 1994.

DIRECTOR COMPENSATION

   Non-employee members of the Board of Directors are each paid an annual retainer fee of $12,000 plus reimbursement of all out-of-pocket costs incurred in connection with their attendance at Board or Committee meetings. Each non-employee Board member will automatically receive an option grant for 5,000 shares of Common Stock under the Company's 1992 Stock Option Plan on the date of each Annual Stockholders Meeting at which he is re-elected to the Board. Also, each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock. Each automatic grant will have an exercise price per share equal to fair market value of the Common Stock on the grant date. The option will become exercisable over the optionee's period of Board service in three equal annual installments, beginning one year after the grant date. However, the option will immediately become exercisable for all of the option shares should the Company be acquired by merger or asset sale or through a hostile take-over effected through a tender offer for more than 50 percent of the outstanding Common Stock or a proxy contest for Board membership. The option will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service. Upon the successful completion of a hostile tender offer for more than 50 percent of the Company's outstanding Common Stock, the non-employee Board member will have a 30-day period in which to surrender each of his automatic option grants to the Company for a cash distribution based upon the tender offer price of the shares of Common Stock subject to each surrendered option.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   The Board of Directors recommends a vote FOR the nominees listed herein.

                                 PROPOSAL NO. 2
                      APPROVAL OF AN AMENDMENT TO INCREASE
                   THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                   UNDER THE COMPANY'S 1992 STOCK OPTION PLAN
                              BY 1,000,000 SHARES

   In February 1995, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's 1992 Stock Option Plan (the "Option Plan") to increase the number of shares issuable under the Option Plan by 1,000,000 shares to 5,566,719 in the aggregate. As of January 31, 1995, there were an aggregate of 2,754,119 outstanding options, of which 545,888 options were vested and exercisable. The additional options for which stockholder approval is being requested will be added to the option available for grant under the Option Plan. No individuals have been designated to receive any additional options. All option grants are made at the discretion of Compensation Committee of the Company's Board of Directors, and all employees of the Company are eligible for option grants.

   The material terms and provisions of the Option Plan, as amended, are summarized below. Copies of the actual plan document may be obtained by any stockholder upon written request to the Secretary of the Company.

PLAN STRUCTURE

   The Option Plan is divided into two separate components: the Discretionary Grant Program and the Automatic Grant Program. Under the Discretionary Grant Program, options may be issued to key employees (including officers), consultants and other independent contractors of Mycogen or its subsidiaries (which shall include corporate subsidiaries, the Partnership and any other partnership or entity owned 50 percent or more by Mycogen) who contribute to the management, growth and financial success of Mycogen or its subsidiaries. Under the Automatic Grant Program, a special one-time option grant will be made to each individual who first joins the Board as a non-employee director on or after the effective date of the Option Plan and subsequent annual automatic option grants will be made to each individual who continues to serve as a non-employee director of Mycogen.

   As of January 31, 1995, approximately 846 officers and employees were eligible to participate in the Discretionary Grant Program.

PLAN ADMINISTRATION

   The Discretionary Grant Program is administered by a committee of two or more Board members (the "Committee") appointed by the Board. No member of the Committee will be eligible to participate in the Option Plan or any other stock plan of Mycogen or its subsidiaries, except to the extent such individuals may become entitled to a special option grant under the Automatic Grant Program.

   The Committee has the sole and exclusive authority, subject to the provisions of the Option Plan, to determine the eligible individuals who are to receive options under the Discretionary Grant Program, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Committee also has the authority to determine whether the granted option is to be an incentive stock option ("Incentive Option") under the Federal tax laws and to establish rules and regulations for proper plan administration.

ISSUABLE SHARES

   The aggregate number of shares available for issuance under the Option Plan may not exceed 5,566,719 shares of Common Stock, subject to adjustment from time to time in the event of certain changes to Mycogen's capital structure. The authorized share reserve includes (i) the aggregate number of shares currently available for issuance under the Option Plan, plus (ii) the proposed additional increase of 1,000,000 shares of Common Stock.

   Should any option under the Option Plan expire or terminate prior to exercise or surrender in full, the shares subject to the portion of the option not so exercised or surrendered will be available for subsequent option grants. Shares subject to any option surrendered in accordance with the option surrender provisions of the Option Plan and all share issuances under the Option Plan, whether or not the shares are subsequently repurchased by Mycogen pursuant to its repurchase rights under the Option Plan, will reduce on a share-for-share basis the number of shares available for subsequent option grants.

OPTION PRICE AND EXERCISABILITY

   The exercise price of options issued under the Discretionary Grant Program may not be less than 85 percent of the fair market value of the Common Stock on the grant date, and the maximum period during which any option may remain outstanding may not exceed 10 years.

   Options issued under the Discretionary Grant Program may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Committee.

   The option price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. If shares of Common Stock are used to pay the option price, the option holder surrenders to the Company a sufficient number of fully paid shares of Common Stock, valued at the fair market value on the exercise date, to fully pay the option price on the options being exercised. Outstanding options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to Mycogen, out of the sales proceeds available on the settlement date, sufficient funds to cover the option price for the purchased shares plus all applicable withholding taxes.

   The Committee may also assist any optionee (including an officer) in the exercise of outstanding options under the Discretionary Grant Program by authorizing a loan from Mycogen or permitting the optionee to pay the option price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate option price payable for the purchased shares plus any Federal, State or local income taxes or Federal employment taxes incurred by the optionee in connection with the option exercise.

VALUATION

   For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date, as reported on the NASDAQ National Market System. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value.

STOCKHOLDER RIGHTS AND ASSIGNABILITY OF OPTIONS

   No optionee is to have any stockholder rights with respect to the option shares until such individual has exercised the option, paid the option price and been issued a stock certificate for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance, and, during the optionee's lifetime, the option may be exercised only by the optionee.

REPURCHASE RIGHTS

   Any unvested shares of Common Stock issued under the Option Plan will be subject to repurchase by Mycogen, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The Committee will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel Mycogen's outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise this discretion at any time, whether before or after the optionee's service actually ceases.

ACCELERATION OF OPTIONS

   Corporate Transaction

   In the event of any of the following stockholder-approved transactions to which Mycogen is a party (a "Corporate Transaction"):

     (i) a merger or consolidation in which Mycogen is not the surviving entity (except for a transaction the principal purpose of which is to change the State of Mycogen's incorporation),

     (ii) the sale, transfer or other disposition of all or substantially all of the assets of Mycogen in complete liquidation or dissolution of Mycogen, or

     (iii) a reverse merger in which Mycogen is the surviving entity but in which the holders of securities possessing more than 50 percent of the combined voting power of Mycogen's outstanding securities (as determined immediately prior to such merger) transfer their ownership of those securities to person or persons not otherwise part of the transferor group, each outstanding option under the Discretionary Grant Program will automatically become exercisable for all of the option shares and may be exercised for any or all of such shares. However, an outstanding option under the Discretionary Grant Program will not be so accelerated if and to the extent:
(i) such option is either to be assumed by the successor corporation (or its parent corporation) in such Corporate Transaction or is otherwise to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation, (ii) such option is to be replaced by a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for pay-out in accordance with the same vesting schedule in effect for the option or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. The Committee will, however, have full power and authority to grant options under the Discretionary Grant Program, which are to automatically accelerate in whole or in part immediately prior to the Corporate Transaction, whether or not those options are otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

   Mycogen's outstanding repurchase rights under the Option Plan will also terminate, and the shares subject to such terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are expressly assigned to the successor corporation (or its parent company) or (ii) such termination and accelerated vesting are precluded by other limitations imposed by the Committee at the time the repurchase rights are issued.

   Upon the consummation of the Corporate Transaction, all outstanding options under the Option Plan will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

   Change in Control

   The Committee will have full power and authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program so that each such option may, immediately prior to the Change in Control, be exercised for any or all of the shares of Common Stock at the time subject to such option. The Committee will have complete discretion in establishing the specific terms and conditions upon which one or more outstanding options are to accelerate in connection with the Change in Control or upon which any of Mycogen's outstanding repurchase rights under the Option Plan are to terminate. Accordingly, the Committee may in its discretion condition such accelerated vesting (and the termination of any outstanding repurchase rights) upon the termination of the optionee's service within a specified period following the Change in Control.

   A Change in Control will be deemed to occur under the Option Plan in the event:

     (i) any person or related group of persons (other than Mycogen or any affiliate) acquires beneficial ownership of securities possessing more than fifty percent of the combined voting power of Mycogen's outstanding securities pursuant to a tender or exchange offer made directly to Mycogen's stockholders which the Board does not recommend such stockholders to accept; or

     (ii) there is a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

   The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of Mycogen. The acceleration of options also could have the effect of discouraging a change in control of the Company and in management, even though such changes in control could be favored by a majority of stockholders.

STOCK APPRECIATION RIGHTS

   At the Committee's discretion, options may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance under the Option Plan: (i) tandem rights which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution from Mycogen and (ii) limited rights which will become exercisable upon the occurrence of a Hostile Take-Over.

   Tandem stock appreciation rights provide the holders with the right to receive an appreciation distribution from Mycogen equal in amount to the excess of (i) the fair market value (on the date such right is exercised) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Committee's discretion, be made in shares of Common Stock valued at fair market value on the exercise date, in cash or in a combination of cash and Common Stock.

   One or more officers of Mycogen subject to the short-swing profit restrictions of the Federal securities laws may, at the Committee's discretion, be granted limited stock appreciation rights as part of any stock option grants made to such officers under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six months may, at the officer's election, be surrendered to the Company upon the occurrence of a Hostile Take-Over, to the extent the option is at such time exercisable for vested shares (including any shares which vest in connection with such Hostile Take-Over). In return, the optionee will be entitled to a cash distribution from Mycogen in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the canceled option (or the canceled portion) over (ii) the aggregate exercise price payable for such shares. The balance of the option (if any) will continue to remain outstanding and exercisable in accordance with the agreement evidencing such grant.

   For purposes of such limited stock appreciation right, the following definitions will be in effect under the Option Plan:

        Hostile Take-Over: the acquisition by any person or related group of persons (other than Mycogen or its affiliates) of securities possessing more than 50 percent of the combined voting power of Mycogen's outstanding securities pursuant to a tender or exchange offer made directly to Mycogen's stockholders which the Board does not recommend such stockholders to accept.

        Take-Over Price: the greater of (A) the fair market value of the shares subject to the canceled option, measured on the option surrender date in accordance with the valuation provisions of the Option Plan described above, or (B) the highest reported price per share paid by the acquiring entity in effecting the Hostile Take-Over.

TERMINATION OF SERVICE

   Outstanding options under the Discretionary Grant Program will terminate, with respect to any shares for which such options are exercisable at the time of the optionee's cessation of service with Mycogen, within a specified period (generally not in excess of 12 months) following such cessation of service, unless the Committee determines that such exercise period should be further extended for one or more additional months or years. Under no circumstances, however, may any such option remain exercisable after the specified expiration date of the option term. To the extent the option is not exercisable for one or more shares at the time of the optionee's cessation of service, the option will immediately terminate and cease to be outstanding with respect to those shares.

   Should the optionee die while holding one or more exercisable options, then those options may subsequently be exercised by the personal representative of the optionee's estate or by the persons to whom such options are transferred by the optionee's will or by the laws of inheritance. Should the optionee's service be terminated for misconduct, all outstanding options held by the optionee will be terminated immediately and cease to be outstanding.

   During the applicable exercise period following the optionee's cessation of service, the option may not be exercised for more than the number of option shares for which the option is exercisable at the time of such cessation of service. However, the Committee will have the discretionary authority to accelerate in whole or in part the vesting of any outstanding options held by the optionee and may exercise this discretion at any time while the option remains outstanding.

   For purposes of the Option Plan, the optionee will be deemed to be in the service of Mycogen for so long as such individual renders periodic services to Mycogen or any subsidiary, whether as an employee, board member or independent consultant.

CANCELLATION AND NEW GRANT OF OPTIONS

   The Committee has the authority to effect the cancellation of outstanding options under the Discretionary Grant Program and to grant replacement options covering the same or different numbers of shares of Common Stock but having an option price per share not less than 85 percent of the fair market value of the Common Stock on the new grant date. It is anticipated that the option price in effect under the replacement grant will in all instances be less than the option price in effect under the canceled option.

SPECIAL TAX WITHHOLDING ELECTION

   The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate, provide one or more option holders under the Discretionary Grant Program with the election to have Mycogen withhold, from the shares of Common Stock otherwise issuable upon the exercise of their options, a portion of such shares with an aggregate fair market value equal to the designated percentage (up to 100 percent as specified by the option holder) of the Federal, State and local income tax liability and Federal employment tax liability incurred by such option holder in connection with the exercise of such option. Any election so made will be subject to the approval of the Committee, and no shares will actually be withheld in satisfaction of such taxes except to the extent approved by the Committee. One or more option holders may also be granted the alternative right, subject to Committee approval, to deliver previously-issued shares of Common Stock in satisfaction of such tax liability.

AUTOMATIC GRANT PROGRAM

   Under the Automatic Grant Program, each individual who first became a non-employee Board member, whether through election by the stockholders or appointment by the Board, and who was not otherwise in the prior employ of Mycogen will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock. Further, each individual who is reelected at each annual Stockholders' Meeting as a non-employee Board member will automatically be granted a non-statutory stock option to purchase an additional 5,000 shares of Common Stock. There is no limit on the number of such 5,000-share option grants the non-employee Board member may receive over his or her period of Board service.

   Each such option grant will be subject to the following terms and conditions:

     (i) The option price per share will be equal to 100 percent of the fair market value per share of Common Stock on the grant date.

     (ii) Each option is to have a maximum term of ten years measured from the grant date.

     (iii) Each automatic grant will become exercisable in a series of three equal annual installments over the optionee's period of Board service, with the first such installment to become exercisable one year after the automatic grant date.

     (iv) The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death. Should the optionee die while holding the automatic grant, then such option will remain exercisable for a twelve month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service. To the extent the option is not exercisable for one or more option shares at the time of the optionee's cessation of Board service, the option will immediately terminate and cease to be outstanding with respect to those shares.

     (v) The option will become immediately exercisable for all of the shares at the time subject to such option in the event of a Corporate Transaction (as defined above in the section entitled "Acceleration of Options"). Upon the consummation of the Corporate Transaction, each automatic option grant will terminate and cease to be outstanding.

     (vi) The option will become immediately exercisable for all of the shares at the time subject to such option in the event of a Change in Control (as defined above in the section entitled "Acceleration of Options"). Except as otherwise provided in paragraph (vii) below, the accelerated option will continue to remain outstanding until the expiration or sooner termination of the option term.

     (vii) Upon the occurrence of a Hostile Take-Over (as defined in the section above entitled "Stock Appreciation Rights"), the non-employee Board member will have a thirty-day period in which he or she may elect to surrender the automatic option grant to the Company, provided such grant has been outstanding for a period of at least six months. In return for the surrendered option, the non-employee Board member will be entitled to a cash distribution from Mycogen in an amount equal to the excess of (i) the Take-Over Price (as defined above in the section entitled "Stock Appreciation Rights") of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares.

    (viii) The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

     (ix) The terms and provisions of the Automatic Grant Program and the outstanding options thereunder may not be amended or modified at intervals more frequently than once every six months, except as otherwise required to comply with applicable Federal tax laws and regulations.

CHANGES IN CAPITALIZATION

   In the event any change is made to the Common Stock issuable under the Option Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate structure effected without Mycogen's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option (including all discretionary and automatic option grants under the Option Plan), and (iii) the number and/or class of securities per non-employee Board member for which the special option grants will subsequently be made under the Automatic Grant Program.

   Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in connection with such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to number and class of securities available for issuance under the Option Plan.

   Option grants under the Option Plan will not affect the right of Mycogen to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

AMENDMENT AND TERMINATION OF THE OPTION PLAN

   The Board of Directors may amend or modify the Option Plan in any or all respects whatsoever, subject, however, to the limitation on plan amendments to the Automatic Grant Program. No such amendment may adversely affect the rights of outstanding option holders without their consent, and the Board may not, without the approval of Mycogen's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan or the number of shares for which automatic grants may be made to non-employee Board members, except in the event of certain changes to Mycogen's capital structure as indicated above,
(ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

   The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate no later than ten years from the date of approval by the stockholders at the Special Meeting. Any options outstanding at the time of such plan termination will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants. The Option Plan will, however, automatically terminate on the date all shares available for issuance under the Option Plan are issued or canceled pursuant to the exercise, surrender or cash-out of outstanding options under the Option Plan.

FEDERAL TAX CONSEQUENCES

   Options granted under the Option Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which do not meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

   Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

   For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

   Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the option price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be capital gain.

   If the optionee makes a disqualifying disposition of the purchased shares, then Mycogen will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the option price paid for such shares. In no other instance will Mycogen be allowed a deduction with respect to the optionee's disposition of the purchased shares.

   Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the option price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option, if the purchased shares are subject to repurchase by Mycogen. These special provisions may be summarized as follows:

        (a) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by Mycogen at the original option price in the event the optionee should terminate service prior to vesting in the shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Mycogen's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date Mycogen's repurchase right lapses with respect to those shares over (ii) the option price paid for such shares.

        (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to Mycogen's repurchase right) over (ii) the option price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when Mycogen's repurchase right lapses.

   Mycogen will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of Mycogen in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

   Surrender Rights. An optionee who surrenders an outstanding option for a cash or stock distribution from Mycogen will recognize ordinary income in the year of surrender equal to the amount of the appreciation distribution. Mycogen will be entitled to a corresponding business expense deduction for such appreciation distribution. The deduction will be allowed in the taxable year of Mycogen in which the ordinary income is recognized by the optionee.

ACCOUNTING TREATMENT

   Under present accounting rules, neither the grant nor the exercise of options issued with an exercise price equal to the fair market value of the option shares on the grant date will result in any charge to Mycogen's earnings. However, the grant of options with exercise prices less than such fair market value will result in a compensation expense for Mycogen equal to the discount at the time of the grant, and Mycogen will have to amortize such expense over the vesting period in effect for the option shares. Whether or not granted at a discount, the number of outstanding options under the Option Plan may be a factor in determining earnings per share.

   Should one or more optionees be granted the unqualified right to surrender their options under the Option Plan for a cash or stock distribution, compensation expense will arise as a charge to Mycogen's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to each such surrenderable option has increased from prior quarter-end will be accrued as compensation expense, to the extent such amount is in excess of the aggregate exercise price payable for such shares.

OUTSTANDING OPTION GRANTS UNDER THE STOCK OPTION PLAN

   The table below shows, as to the Company's President and Chief Executive Officer and each of the other executive officers of the Company (collectively, the "Named Executive Officers") and as to the various indicated groups, the following information with respect to stock options granted during fiscal 1994 and fiscal 1993 and during all Option Plan years which are outstanding as of December 31, 1994, as well as options which the company has determined to grant under the Stock Option Plan on the effective date of the amendment to the extent currently known or determinable: (i) the number of shares of Common Stock subject to options granted and (ii) the weighted average exercise price per share for such options.

                                             FISCAL 1994                      FISCAL 1993                    ALL PLAN YEARS
                                        -------------------------------------------------------------------------------------------
                                                         Weighted                    Weighted            Total         Weighted
                                          Options         Average       Options      Average            Options         Average
                                         Granted/1/   Exercise Price    Granted   Exercise Price      Outstanding    Exercise Price
- -----------------------------------------------------------------------------------------------------------------------------------
Jerry D. Caulder                         260,000          $8.50         100,000       $11.25            357,000            $7.70
Chief Executive Officer

Andrew C. Barnes                         160,000          $8.50          50,000       $11.25            237,000            $7.73
Executive Vice President

Carlton J. Eibl                           80,000          $8.50          50,000       $11.25             80,000            $8.50
Executive Vice President

James R. Glynn                           160,000          $8.50          50,000       $11.25            182,000            $8.39
Resigned as of March 1995
 from the positions of
 Executive Vice President,
 Chief Financial Officer

Albert D. Kern                           160,000          $8.50          50,000       $11.25            200,848            $8.13
Executive Vice President

Leo Kim                                  135,000          $8.50          50,000       $11.25            135,000            $8.50
Executive Vice President,
Chief Technical Officer
- -----------------------------------------------------------------------------------------------------------------------------------

/1/ These options were granted on December 21, 1994 in exchange for an equal number of options previously granted to such individuals. This grant of new options was completed as part of a grant of new options with an exercise price of $8.50 on December 21, 1994 to all full-time employees (including the executive officers) who held options granted after December 1, 1989 in exchange for an equal number of previously granted options. The newly granted options vest in equal monthly installments over a new 36-month period measured from December 21, 1994. Each option granted to the executive officers is immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the original exercise price per share, upon the optionee's cessation of service prior to vesting in such shares.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voted at the Annual Meeting is required for approval of the amendment to the Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR approval of the amendment to the Option Plan.

                                 PROPOSAL NO. 3
                      APPROVAL OF AN AMENDMENT TO INCREASE
                   THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                              UNDER THE COMPANY'S
                         RESTRICTED STOCK ISSUANCE PLAN

   In February 1995, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's 1990 Restricted Stock Issuance Plan (the "Restricted Plan") to increase the number of shares issuable under the Restricted Plan by 150,000 shares to 300,000 shares in aggregate. As of January 31, 1995, there were an aggregate of 85,000 shares issued under the Restricted Plan, of which 50,000 shares were vested. The additional shares for which stockholder approval is being requested will be added to the shares available for grant under the Restricted Plan. No individuals have been designated to receive any additional shares under the Restricted Plan. All share grants are made at the discretion of the Compensation Committee of the Company's Board of Directors and key employees of the Company (including officers and employee directors).

   The issuance of shares under the Restricted Plan is used by the Company to incentivize officers and employee directors of the Company to carry out their individual responsibilities in a manner consistent with increasing the value of the Company for stockholders. The Company believes that the number of shares available for grant should be increased by 150,000 shares to provide sufficient shares for two or more years under the Restricted Plan for the committee that administers the plan to reward and retain key employees, particularly in recognition of the number and increased responsibility of key employees as the Company grows.

   A summary of the material provisions of the Restricted Plan follows. Copies of the actual plan document may be obtained by any stockholder upon written request to the Secretary of the Company.

ELIGIBILITY

   Key employees of the Company (including officers and employee directors) are eligible to receive shares of the Company's Common Stock under the Restricted Plan either as reward for services rendered or as incentive to continue in the company's employ. As of January 31, 1995, approximately 22 key employees (including 6 officers and employee directors) were eligible to participate in the Restricted Plan.

ISSUABLE SHARES

   The shares issuable under the Restricted Plan will be shares of the Company's authorized but previously unissued Common Stock or shares of the Company's Common Stock reacquired by the Company, including shares purchased on the open market and held as treasury shares.

   The maximum number of shares of the Company's Common Stock that may be issued under the Restricted Plan may not exceed 300,000 shares. This number is subject to periodic adjustment for certain changes in the Company's capital structure, as discussed in the section below entitled "changes in Capitalization." Any unvested shares issued under the Plan and subsequently surrendered to the Company for cancellation upon the non-completion of the applicable vesting schedule may be reissued under the Restricted Plan.

   As of January 31, 1995, 85,000 shares of Common Stock had been issued under the Restricted Plan and 65,000 shares were available for issuance under future grants.

ADMINISTRATION

   The Restricted Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Board may, however, assume responsibility for administration of the Restricted Plan at any time.

   The Plan Administrator (whether the Board or the Committee) will have full authority, subject to the provisions of the Restricted Plan, to select the individuals who are to be issued shares under the Restricted Plan and to determine the number of shares to be issued to each selected individual, the vesting schedule to be applicable to the issued shares and the consideration to be paid by the individual for such shares.

   The Plan Administrator will also have full authority to interpret and construe the provisions of the Restricted Plan and the instruments evidencing the various awards made thereunder, and to adopt rules and regulations for proper administration.

   All expenses incurred in the administration of the Restricted Plan will be paid by the Company without charge to participants.

CONSIDERATION

   Shares may be issued under the Restricted Plan for such consideration as the Plan Administrator may from time to time deem appropriate, including (i) cash or cash equivalents, (ii) promissory notes payable to the Company's order (which may be subject to cancellation in whole or in part at the discretion of the Plan Administrator) or (iii) services rendered to the Company or its subsidiaries.

   To the extent the shares issued under the Plan are drawn from the Company's authorized but unissued reserve of common stock, those shares must be issued for consideration valued by the Plan Administrator at not less than eighty-five percent (85%) of their current market price. Treasury shares (shares repurchased by the Company and held as issued shares) may be issued under the Restricted Plan for whatever consideration, including future services, the Plan Administrator deems appropriate under the circumstances.

VESTING

   Shares issued under the Restricted Plan may be fully vested upon issuance or may vest over a period of time. The Plan Administrator will determine the vesting schedule applicable to each issuance, including (i) the service period to be completed by the participant or the performance objectives to be achieved by the Company, (ii) the number of installments in which the shares are to vest,
(iii) the interval to lapse between each installment and (iv) the effect death, disability or any other event designated by the Plan Administrator is to have on the vesting schedule.

FINANCIAL ASSISTANCE

   The Plan Administrator may, in its discretion and without any obligation to do so, institute a loan program in order to assist one or more participants in financing the acquisition of shares issued under the Restricted Plan for consideration other than past or future services. The form in which such assistance is to be made available in each particular case (including Company loans or guarantees) and the terms upon which such assistance is to be provided (including interest rate, repayment schedule and requirements for collateral and security) will be determined by the Plan Administrator at its sole discretion. However, the maximum amount of financing provided any participant may not exceed the amount of cash consideration payable for the issued shares and the federal and state income and employment tax withholding liabilities incurred by the participant in connection with the acquisition of such shares.

   The Plan Administrator may also provide for the forgiveness, in whole or in part, of one or more loans outstanding under the Restricted Plan upon such terms and conditions as the Plan Administrator deems appropriate.

STOCKHOLDER RIGHTS

   A participant in the Restricted Plan will have full stockholder rights with respect to the issued shares, including the right to vote such shares and receive all cash dividends paid on such shares, whether or not such shares are vested. However, any new, additional or different securities to which the participant may become entitled with respect to the issued shares by reason of
(i) any stock dividend, stock split, reclassification, recapitalization or other similar transaction affecting such shares, or (ii) a Corporate Transaction (as such term is defined in the section entitled "Corporate Transaction/Change in Control" below) will be subject to the same vesting schedule and escrow requirements applicable to those issued shares.

   Unvested shares held under the Restricted Plan may not be sold, transferred or assigned, except for certain permitted transfers to the participant's spouse or issue or transfers effected upon the participant's death.

   Should the participant cease for any reason to remain in Service while holding unvested shares under the Restricted Plan, then those unvested shares will immediately be surrendered to the Company for cancellation, and the participant will case to have any stockholder rights with respect to such shares. to the extent the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalent (including a purchase-money promissory note), the Company will repay to the participant the cash consideration or cancel the principal balance of any outstanding purchase-money note to the extent attributable to the surrendered shares.

   The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares held by the participant at the time of termination of Service and thereby accelerate vesting of the participants interest in the shares as to which the waiver applies.

   The participant will be deemed to remain in Service for so long as such individual renders services on a periodic basis, whether as an employee, consultant or member of the board of directors, to the Company or one or more of its subsidiary corporations.

CHANGES IN CAPITALIZATION

   In the event the outstanding shares of the Company's common stock are increased or decreased as a result of stock dividends, stock splits, recapitalizations, reorganizations or other changes in corporate structure effected without the receipt of consideration, or in the event the Company's common stock is converted into other shares or securities of the Company or any other corporation in connection with a Corporate Transaction, then appropriate adjustments will be made to the class and/or number of shares available for subsequent issuance under the Restricted Plan.

CORPORATE TRANSACTION/CHANGE IN CONTROL

   In the event of a Corporate Transaction or Change in Control (as such terms are defined below), all unvested shares which have been outstanding under the Restricted Plan for at least six (6) months will immediately vest in full, except (and to the extent) the Plan Administrator imposes limitations at the time the shares are issued under the Restricted Plan, which preclude such accelerated vesting in whole or in part. The acceleration of the vesting of restricted shares could have the effect of discouraging a Corporate Transaction or Change in Control of the Company and in management even though such Corporate Transaction or Change in Control could be favored by a majority of stockholders.

   A Corporate Transaction includes one or more of the following transactions:
(i) a merger or consolidation in which the Company is not the surviving entity,
(ii) the sale, transfer or other disposition of substantially all of the Company's assets, or (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50)%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

   A Change in Control will be deemed to occur under the Restricted Plan in the event that (A) twenty-five percent (25%) or more of the Company's outstanding voting stock is acquired pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept, or (B) the composition of the Board changes in such a manner that the individuals elected as Board members at the last uncontested election cease to comprise a majority of the board by reason of one or more contested elections.

VALUATION

   For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock, on any relevant date, is the reported closing selling price per share, on the date in question, on the NASDAQ National Market System. Should the Common Stock subsequently be listed or admitted to trading on any stock exchange, then the fair market value will be the closing selling price per share of Common Stock, on the date in question, on the stock exchange determined by the Option Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted on such exchange.

SPECIAL TAX ELECTION

   The Plan Administrator may, in its discretion and upon such terms and conditions as it deems appropriate, provide one or more participants with the right to deliver to the Company, at the time the shares issued to them under the Restricted Plan vest, shares of the Company's common stock with an aggregate fair market value equal to all or part of the Federal and State income tax liability incurred in connection with their acquisition of the issued shares. The delivered shares will be accepted in satisfaction of such tax liability only to the extent approved by the Plan Administrator.

AMENDMENT AND TERMINATION

   The Board of Directors may at any time amend, alter, modify or terminate the Restricted Plan, provided such action does not adversely affect the rights of participants (or their beneficiaries) with respect to outstanding shares under the Restricted Plan. NO modification to the Restricted Plan may, without stockholder approval, increase the number of shares issueable under the Restricted Plan (except for certain adjustments required under the Restricted Plan in the event of changes in the Company's capital structure).

   Unless sooner terminated by Board action, the Restricted Plan will terminate upon the earlier of (i) November 2, 2000, or (ii) the first date when all the shares of the Company's common stock available for issuance thereunder have been issued.

FEDERAL INCOME TAX CONSEQUENCES

   The Federal income tax treatment of shares issued under the Restricted Plan may be summarized as follows:

   Issuance of Vested Shares. To the extent the participant is issued vested shares under the Restricted Plan, the individual must report as ordinary income in the year of issuance an amount equal to the excess of (i) the fair market value of those vested shares on the date of issue over (ii) the aggregate purchase price paid for such shares in the form of cash or promissory note.

   Issuance of Unvested Shares. To the extent the issued shares are unvested, the participant will not recognize any taxable income at the time of issuance but will have to report as ordinary income, for the taxable year in which the participant's interest in the issued shares becomes vested, an amount equal to the excess of (i) the fair market value of the shares on the date they become vested over (ii) the aggregate purchase price paid for such shares in the form of cash or promissory notes. Such participant, however, may elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the taxable year of issuance an amount equal to the excess of (i) the fair market value of the unvested shares on the date of issue over (ii) the aggregate purchase price paid for such shares in the form of cash or promissory notes. If the Section 83(b) election is made, the participant will not recognize any additional income as and when such participant's interest in the shares subsequently vests.

   If any promissory note delivered in payment of the shares is forgiven in whole or in part, the amount of such forgiveness will be reportable by the participant as ordinary compensation income.

   The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant in connection with the acquisition of the shares and any note forgiveness. The deduction will be allowed for the taxable year of the Company in which the ordinary income is recognized by the participant.

ACCOUNTING TREATMENT

   To the extent shares are issued under the Restricted Plan for consideration paid in cash or promissory notes with a value less than the fair market value of such shares, the resulting discount will result in a charge to the Company's earnings, either to be accrued over the vesting period applicable to such shares or to be taken as an immediate compensation expense to the extent the shares are vested upon issuance. If the shares are issued in consideration for services rendered or to be rendered, the charge to the Company's earnings will be equal to the fair market value of those shares at the time of issuance, and such charge will in general be amortized over the vesting period applicable to such shares or will be a compensation expense for the fiscal period of issuance to the extent the shares are vested upon issuance. Shares issued for consideration paid in cash or promissory notes with a value equal to the market value of the issued shares will not result in any charge to the Company's earnings.

   If any promissory notes delivered in payment for shares issued under the Restricted Plan are forgiven in whole or in part, the amount of such forgiveness will be a compensation expense to be charged to the Company's earnings in the fiscal period in which the forgiveness is effected.

STOCKHOLDER APPROVAL

   The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voted at the Annual Meeting is required for approval of the amendment to the Restricted Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   The Board of Directors recommends that the stockholders vote FOR approval of the amendment to the Restricted Plan to increase the number of shares issuable thereunder by 150,000 shares.

                                 PROPOSAL NO. 4
                        APPROVAL OF THE REINCORPORATION
                                 OF THE COMPANY
                          FROM DELAWARE TO CALIFORNIA

GENERAL

   The Board of Directors has approved and, for the reasons described below, recommends that the Company's stockholders approve a reorganization in which the Company's state of incorporation would be changed from Delaware to California. The Proposed Reincorporation would be accomplished by merging the Company ("Mycogen-Delaware") into a wholly-owned California subsidiary called Mycogen Corporation ("Mycogen-California"), newly formed for this purpose, with each outstanding share of Mycogen-Delaware's capital stock being exchanged for one corresponding share of capital stock of Mycogen-California. Assuming the stockholders approve this Proposal, the Series A Preferred Stock of Mycogen-Delaware will be exchanged for a similar number of shares of Series A Preferred Stock of Mycogen-California and the Common Stock of Mycogen-Delaware will be exchanged for a similar number of shares of Common Stock of Mycogen-California. The authorized capital stock of Mycogen-California will be the same as the authorized capital stock of Mycogen-Delaware, without any increase or decrease in authorized shares of Preferred Stock or Common Stock. The Proposed Reincorporation will be accomplished pursuant to the terms of an Agreement and Plan of Merger between Mycogen-Delaware and Mycogen-California, a copy of which is attached hereto as Appendix A. Because Mycogen-California will be governed by California law, the Proposed Reincorporation will result in certain changes in the rights of stockholders. See "Changes in the Company's Charter to be Effected by Reincorporation" and "Certain Differences in State Corporation Laws."

   THE PROPOSED REINCORPORATION, IF APPROVED AND EFFECTED, WILL EFFECT A CHANGE IN THE LEGAL DOMICILE OF THE COMPANY, AND OTHER CHANGES OF A LEGAL NATURE, THE MATERIAL ASPECTS OF WHICH ARE DESCRIBED IN THIS PROXY STATEMENT. THE PROPOSED REINCORPORATION WILL NOT RESULT IN ANY SIGNIFICANT CHANGE IN THE COMPANY'S BUSINESS, MANAGEMENT, ASSETS, LIABILITIES, FISCAL YEAR, LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR NET WORTH.

   At and after the effective date of the Proposed Reincorporation of Mycogen-Delaware and Mycogen-California, each certificate that previously represented shares of Common Stock of Mycogen-Delaware will be deemed to represent that number of shares of Common Stock of Mycogen-California into which such shares of Mycogen-Delaware are convertible pursuant to the Agreement and Plan of Merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF MYCOGEN-DELAWARE TO CURRENTLY EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MYCOGEN-CALIFORNIA. However, the Company currently plans to effect such exchange following the effectiveness of the Proposed Reincorporation.

   Assuming that the Proposed Reincorporation is approved, Mycogen-Delaware's 1992 Stock Option Plan and 1990 Restricted Stock Issuance Plan will be assumed by Mycogen-California. Assuming approval by the Company's stockholders of Proposals 2 and 3, a reserve of 5,866,719 shares of Common Stock will be established for issuance pursuant to option grants made under the 1992 Plan and share issuances under the Restricted Stock Issuance Plan. The Agreement and Plan of Merger provides that Mycogen-California will assume all options outstanding under the 1992 Stock Option Plan and such options will accordingly become exercisable for shares of Mycogen-California. Stockholders should note that approval of the Proposed Reincorporation will constitute approval of the assumption by Mycogen-California of the 1992 Stock Option Plan and 1990 Restricted Stock Issuance Plan and the outstanding options and shares thereunder. In addition, all new option grants and share issuances under the 1992 Stock Option Plan and 1990 Restricted Stock Issuance Plan will likewise relate to shares of Mycogen-California Common Stock.

   The Company's 401(k) Deferred Savings Plan and other employee benefits, such as medical coverage, will remain in place. Mycogen-California also will adopt the Stockholders Rights Agreement between Mycogen-Delaware and The First National Bank of Boston, acting as the agent on behalf of the Company's stockholders. The Rights Agreement provides certain protections for the Company and its stockholders from certain changes of control of the Company not approved by the Company's Board of Directors.

   As of January 31, 1995, Mycogen-Delaware had 2,999 shares of Series A Preferred Stock issued and outstanding. Assuming the Proposed Reincorporation is approved, Mycogen-California will assume the rights and obligations of Mycogen-Delaware with respect to the Preferred Stock pursuant to the terms of the Agreement and Plan of Merger. Such shares of Preferred Stock will be convertible into shares of Mycogen-California Common Stock following the effective time of the Proposed Reincorporation.

   It is anticipated that the Proposed Reincorporation will be consummated immediately following receipt of the required shareholder and stockholder approvals. HOWEVER, THE PROPOSED REINCORPORATION MAY BE ABANDONED, EITHER BEFORE OR AFTER SHAREHOLDER APPROVAL, IF CIRCUMSTANCES ARISE WHICH, IN THE OPINION OF THE BOARD OF DIRECTORS, MAKE IT INADVISABLE TO PROCEED.

DISSENTERS' RIGHTS OF APPRAISAL

   Although under Delaware law shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and receive cash for their shares, Delaware law does not permit dissenters' rights in connection with the type of reorganization presently proposed and described herein.

PRINCIPAL REASONS FOR REINCORPORATION

   Although for many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs, California in recent years has provided similar protections to businesses under the California General Corporation Law ("California Law").

   The Board of Directors has recommended the Proposed Reincorporation of the Company under California Law primarily because it will result in cost savings to the Company of approximately $80,000 to $100,000 in annual franchise tax fees that are currently paid to the state of Delaware.

   The Proposed Reincorporation will not result in any material changes to the Company's charter documents. See "Changes in the Company's Charter to be Effected by Reincorporation." There will, however, be some differences due to the change in stockholder rights pursuant to the Proposed Reincorporation reflecting differences in the corporations codes in the respective states. See "Certain Differences in State Corporation Laws."

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion of the federal income tax consequences of the Proposed Reincorporation is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. The Company has not requested or received any formal legal opinions, nor has it requested or received any advance rulings from the Internal Revenue Service with respect to the tax considerations discussed below. This discussion is for general information only. Not all of the tax consequences that may be relevant to a particular stockholder (such as non-resident aliens, foreign corporations or broker/dealers) are discussed. Furthermore, the discussion which follows does not consider the possible impact or consequences of any events other than those specifically described herein. Finally, no foreign, state or local tax consequences are discussed. Accordingly, stockholders are urged to consult their own tax advisors and must rely on their own tax advisors as to the specific federal, state, local or foreign tax consequences to them of the Proposed Reincorporation.

   The Proposed Reincorporation is intended to qualify as a reorganization under the Internal Revenue Code. Accordingly, the Company expects that no gain or loss will be recognized by the stockholders of Mycogen-Delaware, or by either Mycogen-Delaware or Mycogen-California.

   Each former holder of Mycogen-Delaware Common or Preferred Stock will have the same basis in the Mycogen-California Common or Preferred Stock received by such person pursuant to the Proposed Reincorporation as such person had in the Mycogen-Delaware Stock held immediately prior to the consummation of the Proposed Reincorporation. Each

Mycogen-Delaware stockholder will have a holding period with respect to the Mycogen-California Common Stock received in the Proposed Reincorporation which will include the period during which such person held the corresponding Mycogen-Delaware Stock provided that such Mycogen-Delaware Stock was held as a capital asset at the effective time of the Proposed Reincorporation.

CHANGES IN THE COMPANY'S CHARTER TO BE EFFECTED BY REINCORPORATION

   The following discussion summarizes the material differences between the Articles of Incorporation (the "California Articles") and Bylaws (the "California Bylaws") of Mycogen-California and the Certificate of Incorporation, as amended through the date hereof, and Bylaws of Mycogen-Delaware. A copy of the California Articles is attached hereto as Exhibit 1 to Appendix A and a copy of the California Bylaws is attached hereto as Exhibit 2 to Appendix A, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. Approval of the Proposed Reincorporation by the stockholders will automatically result in the adoption of all such charter provisions set forth in the California Articles and California Bylaws.

   Cumulative Voting. Under cumulative voting, a shareholder is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder's name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically adopted. Mycogen-Delaware did not have any such provision in its Certificate of Incorporation.

   Under California law, cumulative voting is an absolute right for the shareholders of all corporations except those corporations that have outstanding shares listed on the New York Stock Exchange or the American Stock Exchange, or that have outstanding securities qualified for trading as a National Market security on the Nasdaq and at least 800 equity holders (a "Public Company"). The California Articles and California Bylaws will provide for cumulative voting in accordance with California law. Since Mycogen-California will have its Common Stock qualified and listed for trading on the NASDAQ-National Markets System and will have more than 800 equity holders, Mycogen-California will meet the requirements of California law in order to eliminate cumulative voting.

   Special Stockholder Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The California Bylaws authorize a majority of the Board of Directors, the Chairman of the Board, the President and the holders of shares owning not less than 10% of the votes at such meeting to call a special meeting of shareholders of Mycogen-California.

   Limited Liability of Directors. The Delaware General Corporation Law was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of the difficulties in obtaining and maintaining directors and officers liability insurance ("directors and officers' insurance") policies. The legislative commentary to the law states that it is "intended to allow Delaware companies to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances."

   The Certificate of Incorporation of Mycogen-Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such provision also may not limit a director's liability for violation of, or otherwise relieve Mycogen-Delaware or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

   The Corporations Code of California was amended in 1987 to permit California corporations to include in their articles of incorporation a provision generally similar to that permitted under Delaware law, except that: (i) the California Law provides that indemnification is available for expenses incurred in a derivative action if the director wins suit or with court approval (including amounts paid in settlement if subsequently approved by the court). Indemnification is also available for expenses incurred and amounts actually paid to settle any threatened derivative action while Delaware only applies to expenses (but not settlements) with respect to actual or threatened actions only with court approval; and (ii) under the California provision, personal liability of a director for monetary damages cannot be limited or eliminated where liability arises from "acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders," or from "acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders."

   The California Articles contain a provision limiting director liability for monetary damages to the fullest extent permissible under California law. A director would still be liable in such cases for the following: (i) breach of the director's duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law; (iii) willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds; (iv) any transaction from which the director derives an improper personal benefit; (v) reckless disregard for a director's duty to the corporation or its shareholders; and (vi) an unexcused pattern of inattention amounting to an abdication of the director's duty.

   The liability limitation provision in the California Articles will not reduce the exposure of directors to liability under federal or state securities laws. The provision also would not affect the availability to the Company's shareholders of injunctions and other equitable remedies for any violation of a director's fiduciary duty to the Company or its shareholders.

   Although the Company has obtained directors and officers' insurance for the benefit of each of its directors, there is no assurance that the Company will be able to maintain such directors and officers' insurance. Given this lack of assurance, the Board has concluded that the Company should reincorporate in California and adopt the liability limitation provision in the California Articles in order to be able to continue to retain and attract capable and responsible individuals to serve as directors even though the provision will curtail to some extent the right of shareholders to pursue monetary claims against directors on behalf of such shareholders or the Company.

   The California Articles also provide any future repeal or modification of the terms of the California Articles shall not adversely affect any right or protection of a director existing at the time of the repeal or modification.

   Loans to Directors, Officers and Employees. Under Delaware law, a corporation may make loans to, or guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries when such action, in the judgement of the directors, may reasonably be expected to benefit the corporation. Under California law, any such loan or guaranty to or for the benefit of any officer of a corporation or any of its subsidiaries, except for certain loans or guaranties pursuant to employee benefit plans, must be approved by the shareholders of the corporation, unless the corporation has outstanding shares held of record by 100 or more persons and a bylaw provision adopted by a majority of the outstanding shares authorizing the disinterested directors alone to approve such loan or guaranty. The Company currently has 100 or more shareholders of record and the California Bylaws contain a provision authorizing the disinterested directors alone to approve any such loan or guaranty. Therefore, shareholder approval will not be required for such loans and guarantees by Mycogen-California.

CERTAIN DIFFERENCES IN STATE CORPORATION LAWS

   In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences that could materially affect the rights of shareholders of Mycogen-California are discussed below.

   Size of the Board of Directors. Under Delaware law, the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone by amendment to the corporation's bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which case stockholder approval is required. The Bylaws of Mycogen-Delaware establish a range of five to eleven directors, with the exact number currently set at seven, and Mycogen-Delaware's Certificate of Incorporation authorizes the Board of

Directors to make, alter, amend or repeal the Bylaws. Accordingly, a majority of Mycogen-Delaware's Board of Directors currently has the power to change the authorized number of directors.

   Under California law, the number of directors of a corporation may be fixed in the articles or incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the Board of Directors given authority to fix the exact number of directors within such range. The California Bylaws will establish a range of five to eleven directors, with the exact number to be set at seven. The California Articles will authorize the Board of Directors to make, alter, amend or repeal the Bylaws. Accordingly, a majority of Mycogen-California's Board of Directors will have the power to change the authorized number of directors. In the event the shareholders are asked to amend the provision setting forth the number of directors in the California Bylaws to reduce the minimum number of directors below five, if the votes case against the adoption of such amendment at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote, such amendment will not be adopted.

   Cumulative Voting. As described above, cumulative voting is mandatory unless a company comes within the statutory exclusion. Since Mycogen-California will have its Common Stock qualified and listed for trading on the NASDAQ-National Markets System and will have more than 800 equity holders, Mycogen-California will fall within the statutory exclusion and there will, therefore, be no cumulative voting available to Mycogen-California shareholders.

   Removal of Directors. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed (with or without cause) with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Mycogen-Delaware does not provide for a classified board of directors or for cumulative voting. The Bylaws of Mycogen-Delaware currently allow for removal pursuant to Delaware law.

   Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. The term "cause" with respect to the removal of directors is defined under California law to mean a director who has been declared of unsound mind by an order of court or convicted of a felony. In addition, holders of at least 10% of shares of any class may bring suit to remove a director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation. The Bylaws of Mycogen-California will allow for removal of any director, with or without cause, by vote of a majority of shares entitled to vote at an election of directors or as otherwise provided under California law.

   Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes a change in the composition of the board of directors, and a potential change in control of a corporation, a lengthier and more difficult process. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Under California law, directors generally are elected annually; however, corporations that are Public Companies may designate a classified board of directors by adopting amendments to their articles and bylaws that must be approved by shareholders.

   The Certificate of Incorporation and Bylaws of Mycogen-Delaware do not currently provide for a classified board of directors, and the Articles of Incorporation and the California Bylaws also will not provide for a classified board of directors. In the event that Mycogen-California were to wish to implement a classified board of directors in the future, Mycogen-California would have to solicit and receive shareholder approval of such classification through amendments to the Articles of Incorporation and Bylaws.

   Indemnification of Officers and Directors. The California and Delaware corporation laws have similar provisions and limitations regarding indemnification by a corporation of its officers, directors and employees. In general, under both California and Delaware law, the indemnification provided for therein is not deemed to be exclusive of any nonstatutory indemnification rights provided to officers, directors and employees under any bylaw, agreement, or vote of stockholders or disinterested directors.

   The Certificate of Incorporation and Bylaws of Mycogen-Delaware provide for indemnification of directors and officers to the fullest extent permitted under Delaware law. The California Articles provide for indemnification of directors and officers to the fullest extent permitted under California law. The California Bylaws mandate that Mycogen-California shall indemnify its officers and directors to the fullest extent permitted or authorized under California law as a result of any officer's or director's status as such and that the Board of Directors shall have the power on behalf of Mycogen-California to indemnify any other employee or agent of Mycogen-California for such expenses incurred as a result of such person's status as an employee or agent of the Company. Under the California Bylaws, indemnification will extend to persons who have ceased to act as officers or directors of Mycogen-California for actions which arose in connection with their services to the Company. The Bylaws of Mycogen-Delaware currently provide for similar indemnification for those persons who have cased to act as officers or directors of Mycogen-Delaware.

   The SEC takes the position that the indemnification of directors, officers and controlling persons of a corporation against liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable.

   There is currently no litigation pending, and neither the Company nor any of its directors or officers knows of any threatened litigation, which might result in claims under indemnity agreements.

   Certain Business Combinations. In the last several years, a number of states (not including California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three- year moratorium unless specified conditions are met. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

   For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

   The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholders owns 85% of the corporation's voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66-2/3% of the voting stock not owned by the interested stockholder.

   Section 203 has been challenged in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue.

   Shareholder Voting. Both Delaware and California law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its entity.

   Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

   Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. In contrast and with certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding.

   California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Certain Business Combinations."

   California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

   California does not have any such statutory prohibition on business combinations.

   Dissenters' Rights. Delaware law does not require dissenters' rights of appraisal with respect to (i) a sale of assets in a reorganization; (ii) a merger by a corporation, the shares of which are either listed on a national securities exchange, designated as a National Market security on the Nasdaq or widely held (by more than 2,000 stockholders) if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation; or (iii) stockholders of a corporation surviving a merger if no vote of such stockholders is required to approve the merger. Under Delaware law, no vote of the stockholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met.

   California law does, in general, afford dissenters' rights in a sale of assets reorganization, and its exclusions from dissenters' rights in mergers are somewhat different from those in Delaware. In merger or exchange reorganizations, there are not dissenters' rights for any class of securities listed on a national securities exchange certified by the California Commissioner of Corporations or over-the-counter margin stocks unless (i) more than five percent of the class dissents; or (ii) the shares are subject to a restriction on transfer. Dissenters' rights are not available under California or Delaware law to shareholders of the Company with respect to the Proposed Reincorporation.

   Inspection of Stockholders' List. Both California law and Delaware law allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy a corporation's shareholders' list by persons holding 5% or more of the corporation's voting shares, or any shareholders holding 1% or more of the corporation's voting shares who have filed a Schedule 14B with the SEC relating to the election of directors. Delaware law does not provide for any such absolute right of inspection.

   Dividends and Repurchase of Shares. Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares provided such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone, not consolidated with subsidiary or parent corporations. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

   Under California law, any distributions to shareholders (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) in an amount equal to at least 125% of its liabilities (exclusive of deferred taxes, deferred income and other deferred credits) and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing limitations for repurchases of shares in connection with certain rescission actions or pursuant to certain employee stock plans.

VOTE REQUIRED

   The affirmative vote of (i) a majority of the Common Stock of the Company; and (ii) a majority of the Series A Preferred Stock of the Company is required to approve the Proposed Reincorporation and all related matters thereto.

RECOMMENDATION OF BOARD OF DIRECTORS

   The Board of Directors recommends that you vote FOR the Proposed Reincorporation.

                                 PROPOSAL NO. 5

                      RATIFICATION OF INDEPENDENT AUDITORS

   The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1995. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

   In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

   Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 1995.

                             ADDITIONAL INFORMATION

Principal Stockholders

   The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 31, 1995 for each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock. Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned.

                                        NUMBER OF SHARES
BENEFICIAL OWNER                       BENEFICIALLY OWNED        PERCENT OWNED 1
- --------------------------------------------------------------------------------
The Lubrizol Corporation2                   7,804,083                  37.6%
29400 Lakeland Boulevard
Wickliffe, OH 44092

The State of Wisconsin                      1,638,800                   7.9%
 Investment Board
PO Box 7842
Madison, WI 53707

Kubota Corporation                          1,111,200                   5.3%
- --------------------------------------------------------------------------------

1 Percentage of beneficial ownership is calculated pursuant to SEC Rule 13d-3(d)(1) and assumes conversion into Common Stock of 2,999 shares of Series A Preferred Stock at a conversion rate of approximately 557 shares of Common Stock for each share of Series A Preferred Stock.

2 Dr. Hill, a director of the Company, is a Senior Vice President of Lubrizol.

EXECUTIVE OFFICERS

 Name1                         Age      Position Held With the Company1
- --------------------------------------------------------------------------------
Andrew C. Barnes                41      Executive Vice President and Director

Jerry D. Caulder                52      Chairman, President, Chief Executive
                                        Officer and Director
Carlton J. Eibl                 34      Executive Vice President and Secretary

Albert D. Kern                  49      Executive Vice President

Leo Kim                         52      Executive Vice President and Chief
                                        Technical Officer
- --------------------------------------------------------------------------------

1 Effective March 1995, Mr. James R. Glynn resigned as Executive Vice President and Chief Financial Officer of the Company.

RESPONSIBILITIES AND BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The executive officers of the Company individually have responsibility for certain aspects of the Company's operations as noted below and collectively comprise a committee responsible for overseeing all resources and operations of the Company and charting Mycogen's strategic direction.

   Mr. Barnes, 41, a founder of Mycogen, has served as a director since April 1988 and currently serves as Executive Vice President responsible for the biopesticide division and corporate development. Prior to joining Mycogen, Mr. Barnes served as president of Zymogenetics Corporation, a genetic engineering company, and managed that company's initial growth and financing. Mr. Barnes began his career as a project and process engineer with G.D. Searle & Co. and then served as a biotechnology licensing associate for Stanford University's Office of Technology Licensing.

   Dr. Caulder is being considered for the position of director of the Company. See "Election of Directors--Business Experience of Directors" for a discussion of Dr. Caulder's business experience.

   Mr. Eibl joined the Company in December 1992 and currently serves as Executive Vice President and Secretary responsible for finance and legal affairs. Prior to joining Mycogen, Mr. Eibl was employed as a corporate attorney with the law firms of, respectively, Brobeck, Phleger & Harrison in San Diego from 1989 through 1992 and Paul Weiss Rifkind Wharton & Garrison in New York from 1985 through 1989.

   Dr. Kern joined the Company in June 1986 and currently serves as Executive Vice President responsible for the international division, the Soilserv, Inc. subsidiary and commercial product development and registration. Prior to joining Mycogen, Dr. Kern worked for 12 years at Monsanto and was involved in management of the commercial development of pesticide products. Dr. Kern served in a variety of positions with Monsanto's APC, including Product Development Director-North America and Manager, Product Development-International.

   Dr. Kim joined the Company in September 1986 and currently serves as Executive Vice President and Chief Technical Officer. Prior to joining Mycogen, Dr. Kim was employed by Shell Oil Company for 18 years in a variety of positions, including Principal Scientist involved in agricultural biotechnology, Research and Development Director-Biomedical, Research and Development Director-Interferon, and Manager Biological Chemistry in Shell's Agricultural Research Center.

EXECUTIVE COMPENSATION

   Summary of Cash and Certain Other Compensation

   The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1992, 1993 and 1994.

                                                                               Long Term
                                               Annual Compensation        Compensation Awards
                                              ----------------------------------------------------
                                                                         Restricted     Securities
                                                                           Stock        Underlying
                                                              Bonus       Award(s)1      Options/
Name and Principal Position           Year    Salary ($)       ($)           ($)         SARs2(#)
- --------------------------------------------------------------------------------------------------
Jerry D. Caulder                      1994     $285,000          --              --        260,000
Chief Executive Officer               1993     $285,000     $27,594              --        100,000
                                      1992     $259,585          --          $65,000        55,000

Andrew C. Barnes                      1994     $165,000          --              --        160,000
Executive Vice President              1993     $165,000          --              --         50,000
                                      1992     $149,343          --          $65,000        35,000

Carlton J. Eibl                       1994     $150,000          --              --         80,000
Executive Vice President              1993     $150,000     $10,000              --         50,000
                                      1992     $ 12,500          --              --         30,000

James R. Glynn                        1994     $165,000          --              --        160,000
Resigned as of March 1995             1993     $165,000          --              --         50,000
from the positions of Executive       1992     $149,343     $36,000          $65,000        35,000
 Vice President, Chief Financial
 Officer

Albert D. Kern                        1994     $165,000          --              --        160,000
Executive Vice President              1993     $165,000          --              --         50,000
                                      1992     $149,343          --          $65,000        35,000

Leo Kim                               1994     $165,000          --              --        135,000
Executive Vice President,             1993     $165,000          --              --         50,000
Chief Technical Officer               1992     $149,343          --          $65,000        35,000

/1/ Restricted Stock holdings at the end of the 1994 fiscal year were as follows:

Name                             # of Shares    Value
- -------------------------------------------------------
Jerry D. Caulder                       5,000    $41,875
Andrew C. Barnes                       5,000    $41,875
James R. Glynn                         5,000    $41,875
(resigned as of March 1995)
Albert D. Kern                         5,000    $41,875
Leo Kim                                5,000    $41,875
- -------------------------------------------------------

     The shares of restricted stock will vest upon the named officers' completion of three (3) years of service, measured from the award date. However, in the event the Company is acquired by merger or asset sale or there is a hostile take-over of the Company by tender offer for 25 percent or more of the outstanding Common Stock or a proxy contest for Board membership, then each restricted stock award which has been outstanding for at least six (6) months will immediately vest in full.

/2/ The options reported for 1994 were granted on December 21, 1994 in exchange for an equal number of options previously granted to such individuals and include the same options reported for 1993 and 1992. This grant of new options was completed as part of a grant of new options with an exercise price of $8.50 on December 21, 1994 to all full-time employees (including the executive officers) who held options granted after December 1, 1989 in exchange for an equal number of previously granted options. The newly granted options vest in equal monthly installments over a new 36-month period measured from December 21, 1994. Each option granted to the executive officers is immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the original exercise price per share, upon the optionee's cessation of service prior to vesting in such shares.

Stock Options and Stock Appreciation Rights

   The following table contains information concerning the grant of stock options and tandem limited stock appreciation rights ("SARs") under the Company's 1992 Stock Option Plan (and the Company's predecessor 1983 Stock Option Plan) to the named executive officers:

                                                                                                        Potential Realizable Value
                                                                                                        at Assumed Annual Rates of
                                                                                                       Stock Price Appreciation for
                                                         Individual Grants                                      Option Term
                                ---------------------------------------------------------------------------------------------------
             (a)                      (b)               (c)              (d)               (e)              (f)             (g)
                                  Securities          Percent of
                                  Underlying        Total Options/
                                 Options/SARs        SARs Granted      Exercise or
                                  Granted1,3         to Employees      Base Price2       Expiration            5%4            10%4
Name                                 (#)            in Fiscal Year      ($/Share)           Date               ($)             ($)
- -----------------------------------------------------------------------------------------------------------------------------------
Jerry D. Caulder                    260,000            11.2%            $   8.50          12-21-04         $1,389,857    $3,522,171
Andrew C. Barnes                    160,000             6.9%            $   8.50          12-21-04         $  855,297    $2,167,490
Carlton J. Eibl                      80,000             3.4%            $   8.50          12-21-04         $  427,648    $1,083,745
James R. Glynn                      160,000             6.9%            $   8.50          12-21-04         $  855,297    $2,167,590
(resigned as of
March 1995)
Albert D. Kern                      160,000             6.9%            $   8.50          12-21-04         $  855,297    $2,167,490
Leo Kim                             135,000             5.8%            $   8.50          12-21-04         $  721,657    $1,828,819
- -----------------------------------------------------------------------------------------------------------------------------------

1 These options were granted on December 21, 1994 in exchange for an equal number of options previously granted to such individuals. This grant of new options was completed as part of a grant of new options with an exercise price of $8.50 on December 21, 1994 to all full-time employees who held options granted after December 1, 1989 in exchange for an equal number of previously granted options. The newly granted options vest in equal monthly installments over a new 36-month period measured from December 21, 1994. Each option granted to the executive officers is immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the original exercise price per share, upon the optionee's cessation of service prior to vesting in such shares. The grant dates for the options listed in the above table are as follows:

                        Options/SARs
                          Granted           Grant
Name                        (#)              Date
- --------------------------------------------------
Jerry D. Caulder          260,000         12-21-94
Andrew C. Barnes          160,000         12-21-94
Carlton J. Eibl            80,000         12-21-94
James R. Glynn            160,000         12-21-94
(resigned as of
March 1995)
Albert D. Kern            160,000         12-21-94
Leo Kim                   135,000         12-21-94
- --------------------------------------------------

    The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the Company's repurchase rights with respect to those shares are transferred to the acquiring entity. For any repurchase rights so transferred, the Compensation Committee as Plan Administrator will have the authority to provide for the accelerated vesting of the shares of Common Stock (or other securities) subject to those rights in the event the optionee's employment subsequently terminates within a designated period following the transfer. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile take-over of the Company. For further information concerning these vesting acceleration provisions, please see the section below entitled "Employment Contracts and Change in Control Arrangements." Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

/2/ The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. If shares of Common Stock are used to pay the option price, the option holder surrenders to the Company a sufficient number of fully paid shares of Common Stock, valued at the fair market value on the exercise date, to fully pay the option price on the options being exercised. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state tax liability incurred in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability. The Plan Administrator also has the authority to reprice outstanding options through the cancellation of those options and the grant of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

/3/ The Plan Administrator may grant two types of stock appreciation rights in connection with option grants made under the Stock Option Plan: (i) tandem rights which require the holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for a distribution from the Company, payable in cash or shares of Common Stock, based upon the appreciated value of the option shares; and
    (ii) limited rights which provide the optionee with a 30-day period following the successful completion of a hostile tender offer for 25 percent or more of the outstanding Common Stock in which to surrender the option to the Company for a cash distribution equal to the excess of the tender offer price per share of the vested shares of Common Stock subject to the surrendered option over the option exercise share otherwise payable for such shares. To date the Plan Administrator has not granted any tandem stock appreciation rights to the Company's executive officers, but each of their options does include a limited stock appreciation right.

/4/ There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5 percent and 10 percent levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the executive officers.

   Option/SAR Exercises and Holdings

   The following table provides information, with respect to the named executive officers, concerning the exercise of options and/or SARs held as of the end of the fiscal year:

                                                               Number of Securities Underlying           Value of Unexercised
                                                                  Unexercised Options/SARs           In-the-Money Options/SARs at
                                                                    at December 31, 1994                  December 31, 1994
                                                               --------------------------------------------------------------------
                                  Shares
                                 Acquired         Value
                                on Exercise     Realized       Exercisable 1      Unexercisable      Exercisable      Unexercisable
Name                                (#)            ($)              (#)               (#)               ($)               ($)
- -----------------------------------------------------------------------------------------------------------------------------------
Jerry D. Caulder                   --             $ --             357,000            --               $274,795           $ --
Andrew C. Barnes                   --             $ --             237,000            --               $174,170           $ --
Carlton J. Eibl                    --             $ --              80,000            --               $ --               $ --
James R. Glynn                     --             $ --             182,000            --               $ 18,445           $ --
(resigned as of
March 1995)
Albert D. Kern                     --             $ --             200,848            --               $ 70,233           $ --
Leo Kim                            --             $ --             135,000            --               $ --               $ --
- ----------------------------------------------------------------------------------------------------------------------------------

1 Of the exercisable options listed in the table above, 236,848 options or 19.87% are vested as of December 31, 1994. The exercisable options are immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company. See "Stock Options and Stock Appreciation Rights."

   Security Ownership of Directors and Management as of January 31, 1995

   The following table provides information, as of January 31, 1995, with respect to the Directors and named executive officers, concerning the amount and nature of beneficial ownership of Common Stock, assuming conversion of all outstanding shares of Series A Preferred Stock into Common Stock.

                                                                                    Amount and
                                                                                     Nature of       Percent of
       Title of Class           Name of Beneficial Owner                            Beneficial         Class +
                                                                                     Ownership
- -----------------------------------------------------------------------------------------------------------------------
        Common Stock            Andrew C. Barnes                                     312,147 1            1.5%
        Common Stock            Thomas J. Cable                                       21,662 2             *
        Common Stock            Jerry D. Caulder                                     429,358 3            2.0%
        Common Stock            Carlton J. Eibl                                       81,316 4             *
        Common Stock            Orville Freeman                                       21,666 5             *
        Common Stock            James R. Glynn (resigned as of March 1995)           189,325 6             *
        Common Stock            George Hill                                               -- 7             *
        Common Stock            Albert D. Kern                                       216,322 8             1.0%
        Common Stock            Leo Kim                                              154,134 9             *
        Common Stock            David H. Rammler                                    124,960 10             *
        Common Stock            A. John Speziale                                     25,000 11             *
        Common Stock            Directors and executive officers as a group       1,575,894 12            7.1%
- -----------------------------------------------------------------------------------------------------------------------

__________

* Less than one percent (1%).

+ Percentage of beneficial ownership is calculated pursuant to SEC Rule 13d-3(d)(1), and assumes conversion into Common Stock of 2,999 shares of Series A Preferred Stock at a conversion rate of approximately 557 shares of Common Stock for each share of Series A Preferred Stock.

1 This figure includes 75,147 shares held by the Andrew C. Barnes Family Trust and 237,000 shares of Common Stock issuable upon exercise of options held by Mr. Barnes, which were exercisable within sixty (60) days of January 31, 1995.

2 This figure includes 21,666 shares of Common Stock issuable upon exercise of options held by Mr. Cable, which were exercisable within sixty (60) days of January 31, 1995.

3 This figure includes 56,333 shares held by the Jerry D. Caulder Family Trust and 357,000 shares of Common Stock issuable upon exercise of options held by Dr. Caulder, which were exercisable within sixty (60) days of January 31, 1995.

4 This figure includes 80,000 shares of Common Stock issuable upon exercise of options held by Mr. Eibl, which were exercisable within sixty (60) days of January 31, 1995.

5 This figure includes 21,666 shares of Common Stock issuable upon exercise of options held by Mr. Freeman, which were exercisable within sixty (60) days of January 31, 1995.

6 This figure includes 182,000 shares of Common Stock issuable upon exercise of options held by Mr. Glynn, which were exercisable within sixty (60) days of January 31, 1995.

7 This figure does not include 6,666 shares of Common Stock issuable upon exercise of options held by Dr. Hill, which were exercisable within sixty
   (60) days of January 31, 1995, as the Lubrizol Corporation ("Lubrizol") has beneficial ownership of such shares. Dr. Hill assigns to Lubrizol all options received in connection with Dr. Hill's service as a member of the Company's Board of Directors. It also does not include an aggregate of 6,134,067 shares of Common Stock and 2,999 shares of Series A Preferred Stock, which are convertible into 1,670,016 shares of Common Stock, owned by Lubrizol. Dr. Hill is a Senior Vice President of Lubrizol. See "Certain Relationships and Related Transactions."

8 This figure includes 15,000 shares held by the Albert D. Kern Family Trust and 200,848 shares of Common Stock issuable upon exercise of options held by Dr. Kern, which were exercisable within sixty (60) days of January 31, 1995.

9 This figure includes 135,000 shares of Common Stock issuable upon exercise of options held by Dr. Kim, which were exercisable within sixty (60) days of January 31, 1995.

10 This figure includes 21,666 shares of Common Stock issuable upon exercise of options held by Dr. Rammler, which were exercisable within sixty (60) days of January 31, 1995.

11 This figure includes 21,666 shares of Common Stock issuable upon exercise of options held by Dr. Speziale, which were exercisable within sixty (60) days of January 31, 1995.

12 This figure excludes all shares held by entities affiliated with Dr. Hill as described in footnote (6) above, but includes 1,278,512 shares of Common Stock exercisable within sixty (60) days of January 31, 1995 issuable upon exercise of options held by all directors and executive officers as a group.

Employment Contracts and Change of Control Arrangements

   In February 1993, the Company entered into Employment/Severance Agreements with the following named executive officers: Messrs. Caulder, Barnes, Glynn (no longer with the Company), Kern and Kim. The agreements provide that upon involuntary termination of the named executive officer's employment, other than for cause, or in connection with a change of control of the Company, the named executive officer is entitled to (i) salary continuation payments for 24 months in the case of Dr. Caulder and 12 months in the case of the other named executive officers at the officer's then current base salary and average bonus paid for the preceding two years, (ii) health care coverage for a three year period in the case of Dr. Caulder and a two year period in the case of the other named executive officers and (iii) immediate vesting of restricted stock and stock options. Termination "other than for cause" means termination of employment for any reason other than for one or more alleged acts of fraud, embezzlement, misappropriation of proprietary information or any other alleged misconduct adversely affecting the business reputation of the Company in a material manner. Upon involuntary termination other than for cause after a change of control of the Company, the named executive officers are entitled to the following: (i) in the case of Dr. Caulder, a lump-sum severance payment equal to the lesser of (A) two times Dr. Caulder's annual base salary plus average bonus paid for the preceding two years or (B) the excess of 2.99 times the average W-2 wages for the five calendar years preceding the change in control minus the value of any accelerated vesting of options and shares of restricted stock, (ii) in the case of the other named executive officers, a lump-sum severance payment equal to the lesser of (A) such individual's annual base salary plus average bonus paid for the preceding two years or (B) the excess of 2.99 times the average W-2 wages for the five calendar years preceding the change in control minus the value of any accelerated vesting of options and shares of restricted stock, (iii) health care coverage for a five year period in the case of Dr. Caulder and a three year period in the case of the other named executive officers and (iv) immediate vesting of restricted stock and stock options. The agreements expire on December 31, 1996.

   As indicated in footnote (1) to the table entitled "Option Grants in Last Fiscal Year," the shares subject to option grants made to date under the Company's 1992 Stock Option Plan (and the Company's predecessor 1983 Stock Option Plant) will immediately vest upon a merger in which the Company is not the surviving entity, a sale of substantially all of the Company's assets in liquidation or dissolution of the Company or a reverse merger in which the Company is the surviving entity but in which 50 percent or more of the Company's outstanding voting stock is transferred to person or persons different from those who held such stock immediately prior to the merger, unless the Company's repurchase rights with respect to those shares are transferred to the successor entity.

   The Compensation Committee as Plan Administrator of the Company's 1992 Stock Option/Stock Issuance Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the other four most highly-compensated executive officers, whether granted under that plan or the predecessor 1983 plan, in the event their employment is involuntarily terminated after a Corporate Transaction or Change in Control which does not otherwise trigger the accelerated vesting of their option shares. The following definitional provisions will be in effect for purposes of such accelerated vesting:

     Corporate Transaction: an acquisition of the Company by merger or
     ----------------------
     consolidation, by sale of substantially all of the Company's assets or by reverse merger in which the Company is the surviving entity but in which more than 50 percent of the Company's outstanding voting stock is transferred to person or persons different from those who held such stock immediately prior to the merger.

     Change in Control: (i) an acquisition by any person (other than the Company
     -----------------
     or its affiliates) of more than 50 percent of the outstanding Common Stock pursuant to a tender or exchange offer made directly to the Company shareholders which the Board does not recommend such shareholders to accept or (ii) a change in the individuals comprising the majority of the Board effected over a period of 24 months or less through one or more proxy-contested elections for Board membership.

     Involuntary Termination: the termination of the officer's employment with
     -----------------------
     the Company, whether initiated by the officer or the Company, in connection with (A) a change in such individual's position with the Company which materially reduces his level of responsibility, (B) a reduction in his level of compensation or (C) a significant relocation of such individual's primary place of employment.

   Compensation Committee Interlocks and Insider Participation

   In fiscal 1994, Thomas J. Cable, George R. Hill and A. John Speziale served as the Company's Compensation Committee.

   The following Compensation Committee Report and Performance Graph should not be considered to be part of this proxy statement and any current or future cross references to this proxy statement in filings with the Securities and Exchange Commission under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, shall not include the Board Compensation Committee Report on Executive Compensation or the Performance Graph reproduced below.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The following is the report delivered by the Compensation Committee of the Board of Directors with respect to the principal factors considered by such Committee in determining the compensation of the Company's executive officers. Messrs. Cable, Hill and Speziale served as the Compensation Committee during all of 1994.

   As members of the Compensation Committee of the Board of Directors, it is our duty to set the base salary of the Company's executive officers and to administer the Company's Stock Option Plan under which grants may be made to them and other key employees. In addition, we approve the individual bonus programs to be effect for the executive officers each fiscal year.

   GENERAL COMPENSATION POLICY. Our fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon their contribution to the success of the Company in achieving its corporate objectives. As a general measure, we look to compensation paid to executives at a broad base of over 200 other biotechnology companies, including agricultural biotechnology companies, located in the United States to provide some guidance on compensation levels. The Company's executive officer compensation places in the 40th to 45th percentile of executive compensation of such companies. It is our objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (ii) annual variable performance awards, if awarded, are payable in cash and tied to the achievement by the Company of its corporate objectives, and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, it is our intent to have a greater portion of his or her total compensation be dependent upon Company performance and stock price appreciation rather than base salary.

   FACTORS. Several of the more important factors that we considered in establishing the components of each executive officer's compensation package for the 1994 fiscal year are summarized below. However, as set forth under an incentive program implemented in 1993, the base salaries of all executive officers were frozen until the end of 1995 at the 1993 level. Bonuses, if any, are tied to the Company's achievement of target levels of profitability as described below. Executive compensation is based primarily on the Company's achievement of corporate objectives established at the start of the fiscal year. For fiscal year 1994, the corporate objectives were to achieve profitability in 1994, to position the Company for continued future profitability and to continue the Company's growth in terms of technological and product developments, market acceptance of the Company's products, sales and earnings per share growth and broadened participation in the crop protection industry through strategic transactions. In the future, we may in our discretion apply entirely different factors, particularly different measures of corporate growth and financial performance, in setting executive compensation, but all compensation decisions will be designed to further the general compensation policy indicated above. Historically, we have tried to provide all executive officers, other than the Chief Executive Officer, with the same level of compensation.

   . INCENTIVE PROGRAM. In July 1993, we implemented an incentive program tied to profitability of the Company as measured by net income applicable to common shares. The incentive program applies to the executive officers and certain other key employees and is comprised of a stock option component and a cash component. Annual salaries of certain employees covered by the program, including salaries of all executive officers, will be frozen at their 1993 levels through the end of 1995. The stock options granted in 1993 under the program were exchanged for new options issued in December 1994. The options originally granted under the incentive program would have vested at one time at the end of five years of service to the Company, subject to accelerated vesting upon the Company achieving two consecutive fiscal years of profitability. The new options granted in December 1994, which were accepted by the employees covered by the incentive program, including the executive officers, in exchange for the options granted in 1993, vest in equal monthly installments over a 36-month period. (See the discussion under "Long Term Incentive Compensation" set forth below.) Under the incentive program, a cash component will be awarded only if the Company achieves greater than $2 million of profits in 1994 and, separately, greater than $6 million of profits in 1995. No cash was awarded with respect to 1994 profitability.

   . BASE SALARY. The base salary for each executive officer is set on the basis of the level of responsibility of the executive officers and the salary levels in effect for comparable positions with the Company's principal competitors. Under the incentive program described above, officers' salaries have been frozen at the 1993 levels through the end of 1995.

   . ANNUAL INCENTIVE COMPENSATION. Annual bonuses, if awarded, are earned by each executive officer on the basis of the Company's achievement of corporate objectives established at the start of the fiscal year. For 1994, the sole criterion for an annual bonus was profitability greater than $2 million for fiscal year 1994. No bonuses were awarded to executive officers in 1994 or with respect to the Company's performance in 1994.

   . LONG-TERM INCENTIVE COMPENSATION. On December 21, 1994, the Compensation
     Committee approved the grant of new options (new options) to all current full-time employees of Mycogen who hold options granted after December 1, 1989 (old options) as an exchange of new options for an equal number of old options. The new options have an exercise price per share equal to $8.50, the closing price per share as reported by the NASDAQ National Market System as of the close of business on the date of grant. Each new option vests in successive equal monthly installments over a 36-month period measured from December 21, 1994 and has a maximum term of ten (10) years from the grant date.

   The grants and awards are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Accordingly, the option will provide a return to the executive officer only if the market price of the shares appreciates over the option term. Accordingly, the awards provide the officers with a significant incentive to manage the Company from the perspective of an owner with an interest in the appreciation of the market prices of the shares.

   CEO COMPENSATION. In setting the compensation payable to the Company's Chief Executive Officer, Dr. Caulder, we have sought to be competitive with other companies in the industry, while at the same time tying a significant percentage of such compensation to Company performance and stock price appreciation. As a general measure, we look to compensation paid to chief executive officers at a broad base of over 200 other biotechnology companies, including agricultural biotechnology companies, located in the United States to provide some guidance on compensation levels. The Company's chief executive officer compensation places in the 40th percentile of chief executive compensation of such companies.

   With respect to Dr. Caulder's base salary, it is our intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Pursuant to the incentive program implemented in July 1993, Dr. Caulder's base salary has been frozen through 1995 at the 1993 level. Also as part of the incentive program, Dr. Caulder was entitled to a bonus only if company profits in 1994 exceeded $2 million. No bonus was awarded in 1994 or with respect to the Company's performance in 1994.

   The stock option component of Dr. Caulder's 1994 fiscal year compensation, however, was entirely dependent upon his contribution to the Company's corporate objectives discussed above and provided no dollar guarantees. The option grant made to him during the 1994 fiscal year as part of the grant of new options for old options described above was intended to place a significant portion of his total compensation for the year at risk, since the options will have no value unless there is appreciation in the value of the Company's common stock over the option term. As indicated, it is our objective to have an increasing percentage of Dr. Caulder's total compensation each year tied to the attainment of the Company's corporate objectives and stock price appreciation on his option shares.

   We conclude our report with the acknowledgment that no member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

                                                          Compensation Committee

                                                                A. John Speziale

                                                                    Thomas Cable

                                                                     George Hill

TEN-YEAR INFORMATION REGARDING REPRICING, REPLACEMENT OF CANCELLATION AND REGRANT OF OPTIONS

   The following table sets forth certain information concerning the repricing, replacement or cancellation and regrant of options, within the last ten fiscal years, of options held by the named executive officers:

                                                                                                                    Length of
                                               Number of                                                             Original
                                               Securities      Market Price                                        Option Term
                                               Underlying      of Stock at      Exercise Price                     Remaining at
                                              Options/SARs       Time of          at Time of                         Date of
Name and                                      Repriced or       Repricing        Repricing or      New Exercise   Repricing or
Principal Position                Date          Amended      or Amendment ($)    Amendment ($)       Price ($)     Amendment 1
- ----------------------------------------------------------------------------------------------------------------------------------
Jerry D. Caulder                12-21-94          40,000           $8.50             $ 9.99            $8.50            5.0
Chief Executive Officer         12-21-94          25,000           $8.50             $10.20            $8.50            5.9
                                12-21-94          40,000           $8.50             $15.75            $8.50            6.8
                                12-21-94          15,000           $8.50             $15.25            $8.50            7.1
                                12-21-94          40,000           $8.50             $13.00            $8.50            7.8
                                12-21-94         100,000           $8.50             $11.25            $8.50            8.6

Andrew C. Barnes                12-21-94          25,000           $8.50             $ 9.99            $8.50            5.0
Executive Vice President        12-21-94          20,000           $8.50             $10.20            $8.50            5.9
                                12-21-94          30,000           $8.50             $15.75            $8.50            6.8
                                12-21-94          10,000           $8.50             $15.25            $8.50            7.1
                                12-21-94          25,000           $8.50             $13.00            $8.50            7.8
                                12-21-94          50,000           $8.50             $11.25            $8.50            8.6

Carlton J. Eibl                 12-21-94          30,000           $8.50             $12.25            $8.50            8.0
Executive Vice President,       12-21-94          50,000           $8.50             $11.25            $8.50            8.6
General Counsel

James R. Glynn                  12-21-94          25,000           $8.50             $ 9.99            $8.50            5.0
Resigned as of March 1995       12-21-94          20,000           $8.50             $10.20            $8.50            5.9
from the positions of           12-21-94          30,000           $8.50             $15.75            $8.50            6.8
Executive Vice President,       12-21-94          10,000           $8.50             $15.25            $8.50            7.1
Chief Financial Officer         12-21-94          25,000           $8.50             $13.00            $8.50            7.8
                                12-21-94          50,000           $8.50             $11.25            $8.50            8.6

Albert D. Kern                  12-21-94          25,000           $8.50             $ 9.99            $8.50            5.0
Executive Vice President        12-21-94          20,000           $8.50             $10.20            $8.50            5.9
                                12-21-94          30,000           $8.50             $15.75            $8.50            6.8
                                12-21-94          10,000           $8.50             $15.25            $8.50            7.1
                                12-21-94          25,000           $8.50             $13.00            $8.50            7.8
                                12-21-94          50,000           $8.50             $11.25            $8.50            8.6

Leo Kim                         12-21-94          20,000           $8.50             $10.20            $8.50            5.9
Executive Vice President,       12-21-94          30,000           $8.50             $15.75            $8.50            6.8
Chief Technical Officer         12-21-94          10,000           $8.50             $15.25            $8.50            7.1
                                12-21-94          25,000           $8.50             $13.00            $8.50            7.8
                                12-21-94          50,000           $8.50             $11.25            $8.50            8.6
- ----------------------------------------------------------------------------------------------------------------------------------

1  Length of time remaining is set forth in years.

   The following Compensation Committee Report should not be considered to be part of this proxy statement and any current or future cross references to this proxy statement in filings with the Securities and Exchange Commission under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, shall not include this Board Compensation Committee Report reproduced below.

COMPENSATION COMMITTEE REPORT ON 1994 CANCELLATION AND REGRANT OF OPTIONS

   On December 21, 1994, the Compensation Committee approved the cancellation and regrant of all outstanding options held by current full-time employees who hold options granted after December 1, 1989. Each such optionee had the opportunity to elect to retain his or her old options or accept a new option with an exercise price of $8.50 per share. Each new option has a maximum term of 10 years and becomes exercisable in a series of 36 equal and consecutive monthly installments ending on December 31, 1997, assuming continued employment with the Company or with one of its subsidiaries. All optionees holding old options, including all executive officers, agreed to the cancellation of their old options in exchange for new options. Automatic option grants to the non-employee directors were not eligible for participation in the cancellation-regrant program.

   The Committee approved the cancellation-regrant program because it believes that equity interests are a significant factor in the Company's ability to attract and retain key employees and consultants that are critical to the Company's long-term success. In addition, the cancellation-regrant program ties the interests of the Company's employees with those of the Company's stockholders by (i) creating a strong incentive to build the value of the Company and thereby increase the Company's share price above the current market price per share and (ii) tying the vesting of the new options to an additional period of service with the Company.

   Accordingly, the Committee approved the cancellation-regrant program as a means of ensuring that optionees have a meaningful equity interest in the Company.

                                                          Compensation Committee

                                                                A. John Speziale

                                                                    Thomas Cable

                                                                     George Hill

PERFORMANCE GRAPH

   The following graph compares total stockholder returns of the Company over the last five calendar years to the weighted average return of stocks of companies included in the NASDAQ NMS Index and in a peer group index of companies identified by the Company. The total return for each of the Company's Common Stock, the NASDAQ NMS Index and the selected peer group index assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock and is based on the returns of the component companies weighted according to their market capitalizations as of the end of each monthly period for which returns are indicated. The NASDAQ NMS Index tracks the aggregate price performance of equity securities of companies traded on the NASDAQ National Market System ("NMS"). The Company's Common Stock is traded on the NMS. The selected peer group index consists of the following agricultural biotechnology companies, which are the only agricultural, crop-protection biotechnology companies known to the Company to have their shares traded on NMS:
Agridyne Technologies, Inc., Calgene, Inc., DeKalb Genetics Corporation-CL B, Ecogen, Inc., Ringer Corporation, Biosys, Crop Genetics International Corporation, DNA Plant Technology Corporation and Ecoscience Corporation. The stockholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future stockholder returns.

      COMPARISON OF FIVE-YEAR CUMULATIVE RETURN AMONG MYCOGEN CORPORATION,
                 NASDAQ NMS INDEX AND SELECTED PEER GROUP Index


             MYCOGEN    NASDAQ                              MYCOGEN    NASDAQ
    DATE   CORPORATION   NMS       PEER INDEX      DATE   CORPORATION   NMS       PEER INDEX
- ---------------------------------------------  ---------------------------------------------
12/29/89      100       100          100        7/31/92         98       136          110
 1/31/90       84        91          101        8/31/92         96       131          100
 2/28/90       95        94          116        9/30/92         95       136          102
 3/30/90      102        97          109       10/30/92         93       142          103
 4/30/90       99        93          104       11/30/92         93       153          119
 5/31/90      127       102          110       12/31/92        102       159          127
 6/29/90      133       103          111        1/29/93        109       163          116
 7/31/90      125        98          105        2/26/93         96       157          105
 8/31/90       93        85           81        3/31/93         89       162           97
 9/28/90       75        77           72        4/30/93         91       155           97
10/31/90       87        74           65        5/28/93         91       164          105
11/30/90      104        81           68        6/30/93         96       165          110
12/31/90      105        85           71        7/30/93         93       165           95
 1/31/91      125        94           83        8/31/93         96       173           95
 2/28/91      104       103           89        9/30/93         93       178          105
 3/28/91       95       110          105       10/29/93         82       181          118
 4/30/91       96       111          103       11/30/93         75       176          104
 5/31/91       89       116          116       12/31/93         75       181           98
 6/28/91      107       109          106        1/31/94         85       186          105
 7/31/91       98       115          104        2/28/94         80       185          105
 8/30/91       96       121          110        3/31/94         67       173           95
 9/30/91      109       122          124        4/29/94         82       171           86
10/31/91      115       126          122        5/31/94         76       172          100
11/29/91       97       121          109        6/30/94         78       165           90
12/31/91      110       136          118        7/29/94         73       169           82
 1/31/92      113       144          143        8/31/94         76       179           85
 2/28/92      102       148          141        9/30/94         73       179           73
 3/31/92      112       141          126       10/31/94         73       182           68
 4/30/92      107       135          114       11/30/94         73       176           59
 5/29/92      105       136          125       12/30/94         61       177           57
 6/30/92      105       131          106

Certain Relationships and Related Transactions

   On December 1, 1992, Mycogen and Lubrizol consummated a series of transactions that resulted in: (i) the formation and capitalization of Agrigenetics, L.P., a Delaware Limited Partnership doing business as Mycogen Plant Sciences ("Mycogen Plant Sciences"), owned directly and indirectly 51 percent by Mycogen and 49 percent by Lubrizol, with the assets, rights and related items required to permit Agrigenetics, L.P. to succeed to, own and operate the business of Agrigenetics Company, the former agricultural seed and plant science division of Lubrizol; and (ii) the issuance and sale to Lubrizol of 2,294,590 shares of Mycogen Common Stock and 3,940 shares of Mycogen Series A Preferred Stock. Dr. George R. Hill, a director of the Company, is a Senior Vice President of Lubrizol.

   On December 31, 1993, Mycogen Plant Sciences was reorganized from a limited partnership to a corporation and Mycogen acquired an additional 29.54 percent interest in Mycogen Plant Sciences from Lubrizol for $7 million in cash and 2 million shares of Mycogen Common Stock. Mycogen Plant Sciences currently is owned 80.54 percent by Mycogen and 19.46 percent by Lubrizol.

   Mycogen Plant Sciences is the sixth largest seed company in the United States. It produces and markets planting seeds for corn, soybean, sunflower, sorghum and alfalfa crops to farmers, principally in the northern and midwestern regions of the United States and certain foreign countries. Mycogen Plant Sciences also conducts advanced biotechnology research and development of plants and carries out ongoing plant breeding programs for its principal crops.

   Mycogen has granted to Mycogen Plant Sciences a perpetual, world-wide and royalty-free license to all of Mycogen's technology for use by Mycogen Plant Sciences solely for the purpose of developing and commercializing plants, planting seeds and plant by-products (other than pesticides, herbicides, fungicides and human and animal pharmaceuticals). In exchange, Mycogen Plant Sciences granted to Mycogen an exclusive, perpetual, and world-wide and royalty-free license to all of Mycogen Plant Sciences' technology, except certain technology rights granted to Lubrizol with respect to specialty oils, for use by Mycogen to develop and commercialize pesticides and human and animal pharmaceuticals. The principal purpose of this arrangement is to consolidate into Mycogen Plant Sciences the application of all technology related to the development and commercialization of transgenetic plants and to consolidate into Mycogen the application of all technology related to the development and commercialization of pesticides and potential animal and human pharmaceuticals.

   Under a related agreement, Lubrizol has agreed to provide to Mycogen Plant Sciences with funding from the beginning of 1993 through 1998 for research and development projects related to planting seeds that yield plants capable of producing special oils with certain desired characteristics. Lubrizol is obligation to provide a minimum of $5.5 million of funding over the next three years. In exchange, Mycogen Plant Sciences has granted to Lubrizol an exclusive, perpetual, world-wide and royalty-free license to planting seeds developed or acquired by Mycogen Plant Sciences that yield plants capable of producing certain special oils. Under commercial contracts between a subsidiary of Lubrizol and Mycogen Plant Sciences, Mycogen Plant Sciences is the exclusive supplier of such planting seeds and will manage the production of crops from such seeds.

   With respect to their ownership interest in Mycogen Plant Sciences, Mycogen and Lubrizol have agreed to the following: (i) Mycogen and Lubrizol each has the first opportunity to acquire the selling parties' interest in Mycogen Plant Sciences; (ii) if Mycogen decides to sell any of its interest in Mycogen Plant Sciences, Lubrizol has certain rights to sell all or any portion of its interest in Mycogen Plant Sciences in the same transaction; (iii) Mycogen will purchase Lubrizol's remaining interest in Mycogen Plant Sciences over time for additional shares of Mycogen Common Stock or, after November 2000, for cash; and (iv) Lubrizol will not acquire additional shares of Mycogen Common Stock (other than shares of common stock that it currently holds or shares that are issuable in connection with Mycogen's purchase of Lubrizol's remaining interest in Mycogen Plant Sciences or upon conversion of the Series A Preferred Stock) except under certain limited circumstances.

   On December 1, 1993, Mycogen redeemed $10 million of Mycogen Series A Preferred Stock from Lubrizol in accordance with the terms of such stock. The remaining shares of the Series A Preferred Stock are not subject to mandatory redemption.

   Effective December 31, 1993, Lubrizol surrendered to Mycogen 300 shares of Mycogen Series A Preferred Stock in satisfaction of certain indemnification obligations related to the Mycogen Plant Sciences transactions consummated between the parties on December 1, 1992.

   In October 1987, Mycogen entered into a collaborative agreement with Kubota to develop agricultural bioinsecticide products for commercialization in Far East Asia. In June 1992, Mycogen and Kubota entered into a license agreement pursuant to which products developed under the collaboration agreement will be marketed commercially in Far East Asia by Mycogen and Kubota. Mycogen retains product and marketing rights elsewhere around the world.

   In February 1993, the Company entered into Employment/Severance Agreements with the following named executive officers: Messrs. Caulder, Barnes, Glynn (no longer with the Company), Kern and Kim. See "Executive Compensation - Employment Contracts and Change of Control Arrangements."

                 STOCKHOLDER PROPOSALS FOR 1995 PROXY STATEMENT

   Stockholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 1996 must be received by the Company no later than November 10, 1995 in order to be included in the proxy statement and related proxy materials.

                                   FORM 10-K

   THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the period from January 1994 through December 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.

                                 OTHER BUSINESS

   The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated: March 27, 1995               By Order of the Board of Directors



                                    Carlton J. Eibl as Secretary

                                   APPENDIX A

                 PROPOSED FORM OF AGREEMENT AND PLAN OF MERGER
                 OF MYCOGEN CORPORATION A DELAWARE CORPORATION
                AND MYCOGEN CORPORATION A CALIFORNIA CORPORATION

   THIS AGREEMENT AND PLAN OF MERGER dated as of ___________________, 1995, (the "Agreement") is between Mycogen Corporation, a California corporation ("Mycogen-California") and Mycogen Corporation, a Delaware corporation ("Mycogen-Delaware"). Mycogen-California and Mycogen-Delaware are sometimes referred to herein as the "Constituent Corporations."

                                R E C I T A L S

   A. Mycogen-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 45,000,000 shares, 40,000,000 of which are designated "Common Stock", no par value per share, and 5,000,000 of which are designated "Preferred Stock", no par value per share. As of _________, 1995, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Mycogen-Delaware. No shares of Preferred Stock are outstanding.

   B. Mycogen-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital stock of 45,000,000 shares, 40,000,000 of which are designated "Common Stock," par value $.001 per share, and 5,000,000 of which are designated, "Preferred Stock," par value $.001 per share. As of _______, 1995, _______ shares of Common Stock were issued and outstanding and ___ shares of Series A Preferred Stock were issued and outstanding.

   C. The Board of Directors of Mycogen-Delaware has determined that, for the purpose of effecting the reincorporation of Mycogen-Delaware in the State of California, it is advisable and in the best interests of Mycogen-Delaware that Mycogen-Delaware merge with and into Mycogen-California upon the terms and conditions herein provided.

   D. The respective Boards of Directors of Mycogen-California and Mycogen-Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and sole shareholder, and executed by the undersigned officers.

   E. Mycogen-California is a wholly-owned subsidiary of Mycogen-Delaware.

   NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Mycogen-California and Mycogen-Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Mycogen-Delaware shall be merged with and into Mycogen-California (the "Merger"), the separate existence of Mycogen-Delaware shall cease and Mycogen-California shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Mycogen Corporation.

1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

     (a) This Agreement and the Merger shall have been adopted and approved by the board of directors and/or the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

     (c) An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law and California General Corporation Law shall have been filed with the Secretary of State of the State of Delaware, and the Secretary of State of the State of California, respectively.

   The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Mycogen-Delaware shall cease and Mycogen-California, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Mycogen-Delaware's Board of Directors, (iii) shall succeed, without other transfer or action on the part of any other party, to all of the assets, rights, powers and property of Mycogen-Delaware in the manner more fully set forth in Section 1107 of the California General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Mycogen-California as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer or other action on the part of any other party, to all of the debts, liabilities and obligations of Mycogen-Delaware in the same manner as if Mycogen-California had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Mycogen-California as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 BYLAWS. The Bylaws of Mycogen-California as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 DIRECTORS AND OFFICERS. The directors and officers of Mycogen-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

3.1 MYCOGEN-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Mycogen-Delaware Common Stock, par value $.001 per share, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation.

3.2 MYCOGEN-DELAWARE PREFERRED STOCK. Upon the Effective Date of the Merger, each share of Mycogen-Delaware Preferred Stock, par value $.001 per share, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one
     (1) fully paid and nonassessable share of Preferred Stock, no par value, of the Surviving Corporation.

3.3  MYCOGEN-DELAWARE 1992 STOCK OPTION PLAN, 1990 RESTRICTED STOCK ISSUANCE
     PLAN.

   (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume all of the rights and obligations of Mycogen-Delaware under its 1992 Stock Option Plan, as amended through the date hereof (collectively, the "Plan"). Each outstanding and unexercised option to purchase Mycogen-Delaware Common Stock (an "Option") under the Plan shall become, subject to the provisions in paragraph 3.3(d) below, on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of Mycogen-Delaware Common Stock issuable pursuant to any such Option, an option to purchase the Surviving Corporation's Common Stock on the same terms and conditions set forth in such option. As of __________, 1995, options to purchase ___________ shares of Mycogen-Delaware Common Stock were outstanding and unexercised.

   (b) Upon the Effective Date of the Merger, the Surviving Corporation shall assume all of the rights and obligations of Mycogen-Delaware under its 1990 Restricted Stock Issuance Plan, as amended through the date hereof (collectively, the "Restricted Stock Plan"). Each share of Mycogen-Delaware Common Stock issued and outstanding under the Restricted Sock Plan a share of the Surviving Corporation's Common Stock on the same terms and conditions set forth in the agreement governing the issuance of such share. As of __________, 1995, ___________ shares of Mycogen-
       Delaware Common Stock were issued and outstanding under the Restricted Stock Plan.

   (c) One (1) share of the Surviving Corporation's Common Stock shall be reserved for issuance under the 1992 Stock Option Plan and the Restricted Stock Plan for each share of Mycogen-Delaware Common Stock so reserved immediately prior to the Effective Date of the Merger.

   (d) Following the Effective Date of the Merger, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

     [other plans/poison pill]

3.4 MYCOGEN-CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, no par value, of Mycogen-California issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Mycogen-California, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

3.5 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Mycogen-Delaware Common Stock or Preferred Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Mycogen-Delaware Common Stock or Preferred Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, respectively, into which such shares of Mycogen-Delaware Common Stock or Preferred Stock, as the case may be, were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock or Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Mycogen-Delaware so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  IV. GENERAL

4.1 COVENANTS OF MYCOGEN-CALIFORNIA. Mycogen-California covenants and agrees that it will, on or before the Effective Date of the Merger:

   (a) File any and all documents with the California Franchise Tax Board necessary for the assumption by Mycogen-California of all of the franchise tax liabilities of Mycogen-Delaware.

   (b) Take such other actions as may be required by the California General Corporation Law to effect the Merger.

   (c) Take such other actions as may be required by the Delaware General Corporation Law to effect the Merger.

4.2 FURTHER ASSURANCES. From time to time, as and when required by Mycogen-California or by its successors or assigns, there shall be executed and delivered on behalf of Mycogen-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Mycogen-California the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Mycogen-Delaware and otherwise to carry out the purposes of this Agreement, and the officers and directors of Mycogen-California are fully authorized in the name and on behalf of Mycogen-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Mycogen-Delaware or of Mycogen-California, or of both, notwithstanding the approval of this Agreement by the stockholders of Mycogen-Delaware or by the sole shareholder of Mycogen-California, or by both.

4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware; provided, that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.5 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 4980 Carroll Canyon Rd., San Diego, California 92121 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

4.6 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of California and, so far as applicable, the merger provisions of the Delaware General Corporations Code.

4.7 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4.8 APPROVAL OF MYCOGEN-DELAWARE AS SOLE SHAREHOLDER OF MYCOGEN-CALIFORNIA. By its execution and delivery of this Agreement, Mycogen-Delaware, as sole shareholder of Mycogen-California, consents to, approves and adopts this Agreement and approves the Merger. Mycogen-Delaware agrees to execute such further instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole shareholder of Mycogen-California.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Mycogen Corporation, a Delaware Corporation, and Mycogen Corporation, a California Corporation is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                     MYCOGEN CORPORATION
                                     a Delaware corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------
ATTEST:

- ------------------------------------

- ------------------------------------
              (Title)



                                     MYCOGEN CORPORATION
                                     a California corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------
ATTEST:

- ------------------------------------

- ------------------------------------
              (Title)

                            EXHIBIT 1 TO APPENDIX A

                                PROPOSED FORM OF
                          ARTICLES OF INCORPORATION OF
                              MYCOGEN CORPORATION
                                  (CALIFORNIA)


                                   ARTICLE I

   The name of this corporation is "Mycogen Corporation."

                                   ARTICLE II

   The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  ARTICLE III

   The name and address in the State of California of this corporation's initial agent for service of process is:

                          ____________________________

                          ____________________________

                          ____________________________

                                  ARTICLE IV

(A) CLASSES OF STOCK. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which this corporation is authorized to issue is forty-five million (45,000,000) shares. Forty million (40,000,000) shares shall be Common Stock and five million (5,000,000) shares shall be Preferred Stock.

(B) RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK.

    The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in series. The rights, preferences, privileges, restrictions granted to and imposed on the Senior Redeemable Convertible Preferred Stock, Series A (the "Series A Preferred Stock"), which series consists of Three Thousand Nine Hundred and Forty (3,940) shares, are set forth below in this Article IV(B). Except as to the Series A Preferred Stock, and except as otherwise provided in these Articles of Incorporation, the Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon such additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series of Preferred Stock, subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

    The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock are as follows:

    1. Designation. The Series A Preferred Stock shall be perpetual, but may be redeemed in accordance with the provisions hereof. Shares of Series A Preferred Stock redeemed, purchased, converted or otherwise acquired by the Corporation or any Wholly-Owned Subsidiary shall be cancelled and shall revert to the status of authorized but unissued preferred stock of the Corporation undesignated as to series.

    2. Dividends.

      (a) Holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation or a duly authorized committee thereof, out of funds legally available for the payment of dividends (after taking into account any increase therein resulting from any permitted revaluation of the assets of the Corporation), cumulative preferential dividends at a rate per annum, per share of (i) five percent (5%) of the Liquidation Amount during the period commencing on the Original Issuance Date and terminating on the fourth anniversary thereof, and
          (ii) eight and one-half percent (8.5%) of the Liquidation Amount during the period from the fourth anniversary of the Original Issuance Date until the eighth anniversary thereof, and (iii) the greater of ten percent (10%) or the Prime Rate plus three percent (3%) of the Liquidation Amount during the period from the eighth anniversary of the Original Issuance Date until the date on which all shares of Series A Preferred Stock shall be redeemed in full; provided, that during the period beginning with the date on which any Default exists or occurs, and so long as any Default continues, the dividend rate otherwise applicable to the Series A Preferred Stock pursuant to the foregoing clause (i), (ii) or (iii), as the case may be, shall be increased in an amount equal to an additional four percent (4%) per annum.

      (b) All dividends payable on the Series A Preferred Stock in accordance with Section 2(a) shall be payable quarterly on the first business day immediately following the final days of March, June, September, and December in each year, beginning with December 31, 1992 (each such date a "Dividend Payment Date"), shall accrue and cumulate, in the case of each share, from the date of issuance of such share, and any accrued dividends on the Series A Preferred Stock that are unpaid in cash or, as provided herein, in P-I-K Shares, shall accrue additional dividends in respect thereof ("Additional Dividends"), compounded quarterly, at the dividend rate then applicable to the Series A Preferred Stock. Dividends payable on the Series A Preferred Stock for any period less than a full quarterly dividend period shall be computed and paid as a pro rata portion of the full quarterly dividend amount then in effect, on the basis of the total number of days in such quarter and the actual number of days elapsed in such quarter to and including the date on which payment is to be made.

      (c) If at any time Full Cumulative Dividends on the outstanding shares of Series A Preferred Stock to the end of the then current dividend period shall not have been paid in cash or declared and a sum sufficient for the payment thereof set aside for such payment, the amount of the deficiency shall be fully paid, or dividends in such amount declared and a sum sufficient for the payment thereof set aside for such payment, before (i) any sum of sums shall be set aside by the Corporation for, or applied to, the purchase, redemption or other acquisition of any shares of the Corporation's capital stock, (ii) the Corporation will cause or permit any Controlled Affiliate to purchase or otherwise acquire any shares of the Corporation's capital stock or
          (iii) any dividends shall be declared or paid upon, or any other distribution shall be ordered or made in respect of, any shares of the Corporation's capital stock, other than dividends or distributions required to be paid or made on or in respect of shares of Senior Stock in accordance with the terms thereof, unless such dividend or distribution is payable solely in shares of Junior Stock. Notwithstanding the prior sentence, no failure to pay in cash or set aside a sum in respect of the foregoing dividends shall restrict the Corporation from effecting any Permitted Purchase.

      (d) The amount of the dividend declared and paid on each share of Series A Preferred Stock shall equal the amount declared and paid on each other share thereof. In any case when Full Cumulative Dividends are not declared and paid on the outstanding shares of Series A Preferred Stock, any dividends declared and paid on the Series A Preferred Stock shall be declared and paid ratably in accordance with the sums which would be payable on the Series A Preferred Stock if all such Full Cumulative Dividends were declared and paid in full. Dividends shall be declared and paid in cash, provided, that, except as otherwise provided upon a Default in Section 4, during the period commencing on the Original Issuance Date and terminating on the fifth anniversary thereof, at the option of the Corporation, dividends may be paid in additional shares of Series A Preferred Stock ("P-I-K Shares"). If a dividend is declared and paid in P-I-K Shares, such P-I-K Shares shall be issued to the holder of the Series A Preferred Stock entitled to receive such dividend payment on the relevant Dividend Payment Date, with such P-I-K Shares issued at the rate of $10,000 in Liquidation Amount of such P-I-K Shares for each $10,000 of the dollar mount of such dividend. Dividends paid in cash or in P-I-K Shares shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Corporation on the record date established for such dividend, which shall be not more than 30 days nor less than 10 days preceding the relevant Dividend Payment Date, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

      (e) The Corporation will use its diligent efforts to ensure that dividends declared on the Series A Preferred Stock are treated as "dividends" within the meaning of Section 316(a) of the Code (or any successor provision) and to ensure that distributions made on or in respect of the Series A Preferred Stock shall not be treated as "extraordinary dividends" within the meaning of Section 1059 of the Code (or any successor provision). The Corporation will not claim as an expense reducing gross income any dividends paid on the Series A Preferred Stock or any other shares of its preferred stock in any Federal income tax return, claim for refund, or other statement, report or submission made to the Internal Revenue Service (except to the extent that there is no basis in law to do otherwise). The Corporation will reasonably cooperate with any holder of Series A Preferred Stock (at the expense of such holder) in connection with any litigation, appeal or other proceeding (including any request for a revenue ruling) relating to the characterization of any distribution on or in respect of the Series A Preferred Stock as a dividend or to the eligibility for the dividends received deduction under Section 243(a)(1) of the Code (or any successor provision). To the extent possible, the principles of this Section 2(e) shall also apply with respect to State and local taxes.

   3. Liquidation Preference.

      (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, whether from capital, surplus or earnings, the Liquidation Amount, plus Full Cumulative Dividends thereon to the date of final distribution to the holders of the shares of the Series A Preferred Stock, before any distribution may be made to the holders of shares of Junior Stock.

      (b) After the payment of Full Cumulative Dividends, the amount distributed upon any liquidation, dissolution or winding up of the Corporation on each share of Series A Preferred Stock shall equal the amount distributed on each other share thereof. If in any such distribution the funds of the Corporation shall be insufficient to pay the holders of the outstanding shares of the Series A Preferred Stock the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

      (c) The holder of the shares of Series A Preferred Stock shall not be entitled to receive any amounts with respect to any liquidation, dissolution or winding up of the Corporation other than the amounts provided for in this Section 3. Neither a merger nor consolidation of the Corporation into or with another corporation nor a merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer, mortgage, pledge or lease of all or any part of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this
          Section 3; provided, that this sentence shall not operate to release or relieve the Corporation of any obligation to redeem or to repurchase shares of Series A Preferred Stock by reason of the occurrence of any such merger, consolidation, sale or other transaction.

   4. Dividend Provisions on Default. From and after the occurrence of a Default and until Full Cumulative Dividends to the date of payment shall have been paid to the holders of shares of Series A Preferred Stock or such Default shall otherwise be cured or waived, (i) no dividends shall be declared or paid upon, or any other distribution shall be ordered or made in respect of, any shares of the capital stock of the Corporation, other than dividends or distributions required to be paid or made on or in respect of Senior Stock in accordance with its terms, nor shall the Corporation purchase, redeem or otherwise acquire, or case or permit any Controlled Affiliate to purchase or acquire, except for Permitted Purchases, any shares of the capital stock of the Corporation, other than purchases or acquisitions of Senior Stock required to be made in accordance with the terms thereof; and (ii) if such Default is not cured with any applicable grace period or, if a Financial Default, within ninety (90) days of its occurrence, the dividend rate as of the date the Default occurred shall be increased in accordance with Section 2(a) and, anything foregoing to the contrary notwithstanding, the Corporation may not pay dividends in P-I-K Shares, but shall pay all dividends in cash.

   5. Optional Redemption. Out of funds legally available therefor after Full Cumulative Dividends to the end of the then current dividend period on all outstanding shares of Series A Preferred Stock have been paid in cash or, as provided herein, in P-I-K Shares, or declared and a sum sufficient for the payment thereof in cash set aside for such payment, the Corporation may redeem, at its option expressed by resolution of its Board of Directors or a duly authorized committed thereof, from time to time and at any time, any or all shares of the Series A Preferred Stock at the Liquidation Amount, plus, in each case, Full Cumulative Dividends on each share so to be redeemed to the applicable Redemption Date; provided that the Corporation shall not be required, either prior to or contemporaneously with or as a result of such an optional redemption of any shares of Series A Preferred Stock, to satisfy by payment in cash or any amount representing Full Cumulative Dividends on any shares of Series A Preferred Stock other than those that are the subject of such optional redemption. Any redemption pursuant to this Section 5 shall be accomplished in the manner and with the effect as set forth in Section 6.

   6. Redemption Procedure.

      (a) Notice of every redemption of Series A Preferred Stock shall be given by mailing the same to every holder of record, any of whose shares are to be redeemed, not less than 10 nor more than 30 days prior to the applicable Redemption Date, at his or her respective address as the same shall appear on the stock register of the Corporation, but no defect in such mailed notice or in the mailing thereof or the failure by any holder to receive any notice of redemption shall affect the validity of the proceedings for the redemption of any share so to be redeemed. The notice shall state that the shares specified will be redeemed by the Corporation at their aggregate Liquidation Amount plus Full Cumulative Dividends thereon to the applicable Redemption Date and at the applicable Redemption Date upon the surrender for cancellation, at the place designated in the notice, of the certificates representing the shares (including any P-I-K Shares constituting all or any portion of Full Cumulative Dividends thereon) so to be redeemed (or, in the event such shares are represented by certificates that are lost, stolen, destroyed or mutilated, delivery of an affidavit to that effect and an indemnification agreement, each in form and substance reasonably acceptable to the Corporation, from the holder of such shares), properly endorsed for transfer or accompanied by proper instruments of assignment and transfer in blank and bearing all necessary transfer tax stamps.

      (b) In the case of a redemption of less than all the outstanding shares of Series A Preferred Stock, the shares to be redeemed shall be selected pro rata on the basis of the relative number of shares held of record on the applicable Redemption Date by each record holder thereof.

      (c) If such notice of redemption shall have been duly given as provided above, and if on or before the applicable Redemption Date the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for or otherwise subject to redemption, so as to be, and continue to be, available therefor, then, notwithstanding that any certificate for shares so called for or otherwise subject to redemption shall not have been surrendered for cancellation, all shares of the Series A Preferred Stock so called for or otherwise subject to redemption shall no longer be deemed to be outstanding on and after such Redemption Date, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable on redemption thereof, without interest.

      (d) In the alternative, if such notice of redemption shall have been duly given as provided above, or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization to give or complete such notice of redemption, and if prior to the applicable Redemption Date the funds necessary for such redemption shall have been deposited by the Corporation with a bank or trust company in good standing (and shall have identified such bank or trust company in a written notice given to the holders whose shares are to be redeemed), organized under the laws of the United States of America or a State thereof, having a capital surplus and undivided profits aggregating at least $100,000,000 according to its last published statement of condition, in trust for the pro rata benefit of the holders of the shares so called for or otherwise subject to redemption, so as to be, and to continue to be, available therefor, then, notwithstanding that any certificate for shares so called for or otherwise subject to redemption shall not have been surrendered for cancellation, all shares of Series A Preferred Stock so called for or otherwise subject to redemption shall no longer be deemed to be outstanding on and after such Redemption Date, and all rights with respect to such shares shall forthwith cease and terminate at such time, except only the right of the holders, thereof to receive, out of the funds so set aside in trust, the amount payable on redemption thereof, without interest. Any interest accrued on any funds so deposited shall be the property of the Corporation and shall be paid to the Corporation from time to time.

      (e) Any funds so set aside or deposited, as the case may be, and unclaimed at the end of one year from the applicable Redemption Date shall be released or repaid to the Corporation, after which the holders of the shares so called for redemption shall look only to the Corporation for payment thereof, without interest, subject to the applicable law of escheat.

      (f) If the funds of the Corporation legally available, after taking into account any increase therein resulting from any permitted revaluation of the assets of the Corporation, to effect any mandatory redemption of shares of the Series A Preferred Stock are insufficient to redeem the total number of shares of Series A Preferred Stock required to be redeemed, the Corporation shall (i) use the maximum available amount of such funds and assets to redeem a smaller number of shares of Series A Preferred Stock ratably from each holder thereof whose shares are to be redeemed (based upon the number of shares of Series A Preferred Stock held by each such holder), at the Liquidation Amount per share plus Full Cumulative Dividends thereon to the date such redemption is effected, and thereafter shall remain obligated to redeem the remaining portion of the shares to be redeemed (without being required to deliver a new notice) as promptly as practicable as the funds or assets of the Corporation become legally available (including, without limitation, by reason of permitted revaluations of such assets) to effect such redemptions, and (ii) take any and all action, permitted by applicable law and determined by the Board of Directors to be in the best interests of the Corporation and fair to its shareholders, necessary to increase its legally available funds to an amount sufficient therefor, including without limitation, a recapitalization or a sale of its assets.

      (g) If fewer than all the shares of Series A Preferred Stock evidenced by any certificate submitted to the Corporation for redemption pursuant to this Section 6 are to be redeemed, the Corporation will issue new certificate(s) for the remainder of the shares of Series A Preferred Stock that were evidenced by the old certificate(s).

   7. Conversion.

      (a) Each holder of shares of Series A Preferred Stock may (prior to the date such shares are redeemed, or are considered to be redeemed, for payment in full of all amounts due upon such redemption), at such holder's options at any time and from time to time, convert some or all of such holder's shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at the then applicable Conversion Price, with the number of shares of Common Stock so issuable to be equal to the aggregate Liquidation Amount of such shares of Series A Preferred Stock to be so converted, divided by such Conversion Price.

      (b) Shares of Series A Preferred Stock may be converted by surrendering the certificates representing such shares together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank. The notice of conversion shall state the name(s) and address(Es) in which the certificates representing the Common Stock issuable (and any cash payment instead of fractional shares due) upon such conversion shall be issued, delivered or paid. As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver, as specified in the notice of conversion, certificates for the number of full shares of Common Stock issuable upon such conversion together with any cash instead of fractional shares as provided below. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time all rights of the converted shares of Series A Preferred Stock shall cease and terminate and the Person(s) in whose name(s) any certificate(s) for Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of the record of the Common Stock represented thereby. At the Corporation's option, not later than the second business day after the Conversion Date, Full Cumulative Dividends with respect to the converted shares of Series A Preferred Stock may be paid in full and in cash to the converting holder; provided, that if such payment is not so made for any reason, including without limitation the Corporation's lack of legally available funds sufficient to make such payment, then shares of Common Stock shall be issued, effective immediately prior to the close of business on the Conversion Date, in satisfaction of such Full Cumulative Dividends, with the number of shares of Common stock so issuable to be equal to the amount of such Full Cumulative Dividends divided by the then applicable Conversion Price.

      (c) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of any shares of Series A Preferred Stock (or Full Cumulative Dividends thereon). Instead, the Corporation shall pay a cash adjustment in an amount equal to the applicable fraction multiplied by the then applicable Conversion Price.

      (d) The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the outstanding shares, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion (at the then applicable Conversion Price) of all outstanding shares of Series A Preferred Stock (including Full Cumulative Dividends with respect thereto), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock (including Full Cumulative Dividends with respect thereto), the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purpose.

      (e) The Corporation shall pall all documentary, stamp, or other similar taxes attributable to the issuance or delivery of Common Stock upon conversion of shares of Series A Preferred Stock (or Full Cumulative Dividends thereon). However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock (or Full Cumulative Dividends thereon) in respect of which such shares are being issued.

   8. Voting Rights.

      (a) The holders of shares of Series A Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Corporation.

      (b) Notwithstanding the provisions of Section 8(a), without the affirmative approval of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, given either by their vote at an annual meeting or a special meeting called for such purpose or in writing without a meeting, the Corporation shall not effect: (i) any amendment, alteration or repeal (by any means, including any merger or consolidation) of any of the provisions of this Article IV(B) or of the Articles of Incorporation of the Corporation or of any amendment thereto (including, without limitation, any certificate of determination or similar instrument filed in connection with any class or series of capital stock of the Corporation) which would alter or change the absolute or relative powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect them or any of the holders thereof adversely; (ii) the creation of any class or series of capital stock other than Junior Stock (created in accordance with Section 8(c), if applicable); (iii) the issuance of any shares of Series A Preferred Stock in addition to the shares of such stock initially issued pursuant to the Agreement on the Original Issuance Date and any P-I-K Shares issued as contemplated herein; (iv) any Restricted Combination; or (v) any Restricted Transaction.

      (c) Notwithstanding the provisions of Section 8(a), without the affirmative approval of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, given either by their vote at an annual or a special meeting called for such purpose or in writing without a meeting, the Corporation shall not create any Junior Stock if the issuance thereof would cause a Default.

   9. Definitions. For the purposes of this Article IV(B):

      "Additional Dividends" has the meaning indicated in Section 2(b).

      "Affiliate" means, as to any Person, another Person that directly or indirectly Controls, is Controlled by or is under common Control with, such Person.

      "Agreement" means the Stock Purchase Agreement dated as of August 25, 1992 between Mycogen and Lubrizol pursuant to which the Series A Preferred Stock is being issued on the Original Issuance Date.

      "Base Price" means Seventeen Dollars and Ninety-Six Cents ($17.96).

      "Code" means the Internal Revenue Code of 1986, as amended (or any successor thereto), including the rules and regulations promulgated thereunder from time to time in effect.

      "Common Stock" means the Common Stock, $.001 par value, of the Corporation and any other class of stock into which such Common Stock is changed pursuant to any Reclassification or Reorganization.

      "Control" and its variants means possession, directly or indirectly, of power to direct or cause the direction of the management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

      "Controlled Affiliate" means any Affiliate Controlled directly or indirectly by the Corporation.

      "Covenant Default" means (i) a material breach or violation by the Corporation of any of the terms or provisions set forth in this Article IV(B) (other than any such breach or violation of Sections 8(b) or 8(c) hereof, or constituting either a Financial Default or a Dividend Default), which breach or violation remains uncured 30 days after written notice thereof is given to the Corporation or (ii) any breach or violation of Sections 8(b) or 8(c) hereof.

      "Conversion Date" means the date set forth in Section 7 upon which the certificates representing the shares of Series A Preferred Stock to be converted, the notice of conversion, and the proper assignment have all been received by the Corporation.

      "Conversion Price" means, the lesser of (i) the Base Price or (ii) One hundred and twenty-five percent (125%) of the Market Price, and in either such case shall be subject to adjustment to reflect any share split, combination, Reclassification, Reorganization or similar event which affects the convertibility of the Series A Preferred Stock. For purposes of this paragraph, "Market Price" means the average daily closing price of a share of Common Stock as reported on the Nasdaq National Market (or, if the Common Stock is listed on the American or New York Stock Exchange, then on such Exchange) during the sixty (60)-day period ending on the Conversion Date.

      "Default" means a Covenant Default, a Financial Default or a Dividend Default.

      "Dividend Payment Date" has the meaning indicated in Section 2(b).

      "Exchange Act" means the Securities Exchange Act of 1934, or any similar Federal statute and the rules and regulations thereunder, all as the same may be in effect at the time.

      "Financial Default" means (i) any failure by the Corporation or Agrigenetics, Inc., a Delaware corporation, or any successor thereto ("Agrigenetics") so long as it is a Controlled Affiliate, to pay when due (taking into account all applicable grace periods, agreed extensions and waivers) any amount of principal or interest on indebtedness of the Corporation or Agrigenetics, so long as it is a Controlled Affiliate, which indebtedness is in an aggregate principal amount of at least $10,000,000 ("Material Indebtedness") or (ii) a breach or violation of any material covenant contained in the documents establishing or evidencing any such Material Indebtedness, which breach or violation remains uncured or unwaived more than 30 days after the date of occurrence thereof, (iii) any Material Indebtedness being declared or becoming due and payable prior to its stated maturity or due date, or (iv) the failure by the Corporation to satisfy any or all of the following financial covenants:

      (1) Minimum Equity. As tabulated below, the Corporation will at the indicated date have and maintain until the next indicated date a minimum balance with respect to stockholders' equity, as such term is defined under generally accepted accounting principles, except that
          (a) the value of any intangible assets acquired by the Corporation or any of its Subsidiaries after the Original Issuance Date and (b) the amount attributable to Senior Stock, Parity Stock and Series A Preferred Stock will not be included in the calculation of such balance.


                            (continues on next page)


       AT YEAR                   MINIMUM
  ENDED DECEMBER 31       STOCKHOLDERS' EQUITY
Original issuance date         $ 90 million
        1993                     90 million
        1994                     90 million
        1995                    100 million
        1996                    100 million
        1997                    115 Million
        1998                    115 Million
        1999                    115 Million

(2) Maximum Leverage. The sum of the total book value at December 31st of each year of all outstanding (a) debt for money borrowed (excluding any unused portion of any credit facility) which is created, assumed or guaranteed in any manner, and capitalized leases (as defined under generally accepted accounting principles) of the Corporation and its Subsidiaries but excluding any net increase in accounts receivable plus inventory minus accounts payable occurring between August 31, 1992 and December 31 of each year (which net calculation cannot be less than zero), (b) Senior Stock and
     (c) Parity Stock shall not exceed thirty-five percent (35%) of the total book value of Series A Preferred Stock (including PIK Shares), Junior Stock and stockholders' equity (calculated consistently as set forth under item 1 above).

(3) Minimum Liquidity. As tabulated below, the Corporation will at the indicated date have and maintain until the next indicated date an amount in cash plus short-term investments equal to or in excess of the following percentages of the then outstanding amount of Series A Preferred Stock (including PIK Shares):

                      CASH PLUS SHORT-TERM
                        INVESTMENTS AS A
                     PERCENTAGE OF SERIES A
                         PREFERRED STOCK
 AT OCTOBER 31ST     (INCLUDING PIK SHARES)
       1996                     25%
       1997                     31.2%
       1998                     37.4%
       1999                     43.6%
       2000                     50%

   "Full Cumulative Dividends" means with reference to any share (including P-I-K Shares) of the Series A Preferred Stock (whether or not in any dividend period or part thereof in respect of which such terminology is used there shall have been funds legally available for the payment of such dividends) that amount which shall be equal to the dollar amounts of dividends at the applicable rate set forth in Section 2(a) (plus Additional Dividends, if any, as contemplated by Section 2(b)) for the period of time elapsed from the date of cumulation of dividends on such share to the date as of which such computation is being made, less the amount of all such dividends paid in cash upon such share. For purposes of this Article IV(B), Full Cumulative Dividends on any share of the Series A Preferred Stock shall be deemed to have been paid in full only when (i) all P-I-K Shares issued in respect thereof shall have been redeemed for payment in full and in cash and (ii) all accrued and unpaid dividends in respect thereof shall have been paid in full and in cash.

   "Junior Stock" means any class of equity stock of the Corporation which is neither Series A Preferred Stock nor Parity Stock nor Senior Stock.

   "Liquidation Amount" means $10,000.00 per share of Series A Preferred Stock.

   "Original Issuance Date" means the date on which the Corporation first issues shares of the Series A Preferred Stock pursuant to the Agreement.

   "Outstanding" means, as used herein with reference to shares of Series A Preferred Stock, such shares as have been issued but, as of the time of determination thereof, have not yet been redeemed, purchased, converted or otherwise acquired by the Corporation (including P-I-K Shares), other than any of such shares held or beneficially owned at such time by the Corporation or any Controlled Affiliate.

   "Parity Stock" means any other series or class of preferred stock of the Corporation which is equal in liquidation priority and preference to the Series A Preferred Stock.

   "Permitted Purchase" means any purchase or other acquisition for value by the Corporation or a Controlled Affiliate of shares of capital stock of the Corporation pursuant to any of the following: (i) the redemption or conversion of shares of Series A Preferred Stock in accordance with this
   Article IV(B), (ii) the redemption or conversion of any other series of preferred stock (whether Senior Stock, Parity Stock or Junior Stock) so long as such redemption or conversion does not result in a Default, (iii) as may be required to comply with, or to cure violations of, applicable law, or (iv) any program of the Corporation or a Controlled Affiliate to purchase shares of Common Stock from time to time or to facilitate the operation of any employee benefit plan of the Corporation; provided that in connection with any purchases pursuant to the foregoing clause (iv), the aggregate amount thereof shall not exceed five percent (5%) of the then issued and outstanding shares of Common Stock in any consecutive 12-month period. Notwithstanding the foregoing, such term shall not include any acquisition referred to in clauses (ii), (iii) or (iv) of the foregoing sentence at any time while there exists a Default.

   "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, a government or political subdivision thereof or a governmental agency.

   "P-I-K Shares" has the meaning indicated in Section 2(d).

   "Prime Rate" means the prime interest rate as publicly announced by Citibank, N.A. in New York.

   "Reclassification" means that the Common Stock is changed into the same or a different number or amount of other shares, other securities, cash or other property. In the event of a Reclassification, the Series A Preferred Stock shall become convertible into the same number or amount of other shares, other securities, cash, or other property which would have been issuable, deliverable, or payable on account of the Common Stock issuable upon the conversion of the shares of the Series A Preferred Stock, assuming such shares had been converted immediately prior to such Reclassification.

   "Dividend Default" means the failure to declare and pay (either in cash or in P-I-K Shares), or set aside a sum sufficient for the payment of, dividends on all outstanding shares of Series A Preferred Stock (including P-I-K Shares) in accordance with Section 2.

   "Redemption Date" means each of the dates fixed by resolution of the Board of Directors of the Corporation pursuant to Section 5 and specified in the notice of redemption.

   "Reorganization" means the merger of the Corporation with or into, or the consolidation of the Corporation with, any other corporation, or the sale or exchange of substantially all of the assets of the Corporation as an entirely to any other Person. In the event of a Reorganization, the Series A Preferred Stock shall become convertible into the same number or amount of other shares, other securities, cash or other property of the Corporation or other Person surviving or resulting from the Reorganization which would have been issuable, deliverable, or payable on account of the Common Stock issuable upon conversion of the shares of the Series A Preferred Stock, assuming such shares had been converted immediately prior to such Reorganization.

   "Restricted Combination" means any merger, combination or consolidation of the Corporation with any one or more Persons without regard to the identity of the surviving or resulting entity, and also means any sale, lease or other disposition of all or substantially all the assets or properties of the Corporation or the liquidation or winding up of the Corporation, except such term shall not include a merger or consolidation of the Corporation in which the group of Persons who together hold at least a majority of the outstanding shares of the Common Stock of the Corporation prior to such merger or consolidation will receive (or will retain) in such transactions, voting securities in the surviving or resulting entity that represent at least a majority of the voting power of all voting securities of such surviving or resulting entity.

   "Restricted Transaction" means any transaction in which the Corporation or any of its Subsidiaries or Affiliates is involved if, either immediately prior to or upon and giving effect to such transaction (and related occurrences), the Corporation is or would be in Default.

   "Senior Stock" means any other series or class of preferred stock of the Corporation which is superior, in liquidation priority or preference, to the Series A Preferred Stock.

   "Subsidiary" means any corporation, of which not less than a majority of the capital stock ordinarily entitled to elect directors is owned by the Corporation and/or one or more Subsidiaries.

   "Wholly-Owned Subsidiary" means any subsidiary all the capital stock of which (other than director's qualifying shares, if any) is owned by the Corporation and/or one or more Wholly-Owned Subsidiaries.

(C)  COMMON STOCK.

   1. Dividend Rights. Subject to the rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

   2. Liquidation Rights. Upon the liquidation, dissolution or winding up of the corporation, the assets of the corporation shall be distributed as provided in Section 3 of Division (B) of this Article IV hereof.

   3. Redemption. The Common Stock is not redeemable.

   4. Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V

   Except as otherwise provided in these Articles of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the corporation.

                                   ARTICLE VI

   The number of directors of the corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the shareholders.

                                  ARTICLE VII

   Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

                                  ARTICLE VIII

   The election of directors by the shareholders shall not be by cumulative voting. At each election of directors, each shareholder entitled to vote may vote all the shares held by that shareholder for each of the several nominees for director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the number of shares held by that shareholder. This Article VIII shall become effective only when the Corporation becomes a "listed corporation" within the meaning of the California Corporations Code Section 301.5(d).

                                   ARTICLE IX

   Meetings of shareholders may be held within or without the State of California, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of California at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

                                   ARTICLE X

(A) LIABILITY OF DIRECTORS. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

(B) INDEMNIFICATION OF DIRECTORS, OFFICERS AND AGENTS. This corporation is authorized to indemnify the directors and officers of this corporation to the fullest extent permissible under California law. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in
    Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

(C) REPEAL OR MODIFICATION. Any repeal or modification of the foregoing provisions of this Article IX shall be prospective and shall not adversely affect any right of indemnification or liability of a director, officer or agent of the corporation relating to acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE XI

   The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

Dated:_______________, 1995



                                         ------------------------------------
                                                        [Name]



                                         ------------------------------------
                                                      Incorporator

                            EXHIBIT 2 TO APPENDIX A

                                   BYLAWS OF
                              MYCOGEN CORPORATION

                                   ARTICLE I

                                    OFFICES

   SECTION 1. The registered office shall be the principal executive offices of Mycogen Corporation (the "Corporation") located in California or such other registered office as may be determined from time to time by the Board of Directors. The principal executive office of the Corporation shall be at such place, inside or outside of California, as may be determined by the Board of Directors.

   SECTION 2. The corporation may also have offices at such other places both within and without the State of California as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

   SECTION 1. All meetings of the stockholders for the election of directors shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of California as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of California, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

   SECTION 2. Annual meetings of stockholders, commencing with the year 1995, shall be held on the third Thursday in April at 10:00 a.m. at the principal office of the Corporation, or at such other place and time as may be determined by the Board of Directors if not a legal holiday, and, if a legal holiday, then on the next succeeding business day at the same hour and place, or such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

   SECTION 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

   SECTION 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

   SECTION 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the chairman or the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning not less than one-tenth of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

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   SECTION 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

   SECTION 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

   SECTION 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

   SECTION 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

   SECTION 10. Unless otherwise provided in the articles of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

   SECTION 11. Unless otherwise provided in the articles of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

   SECTION 12. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting pursuant to
Article II, Section 11 of these Bylaws, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within such ten (10) day period, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of California, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of stockholders' meetings are recorded, to the attention of the secretary of the corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

   SECTION 13. At any annual meeting of the stockholders, only such business shall be conducted as shall be properly before the meeting. To be properly before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For

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business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal place of business of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's written notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address as they appear on the corporation's books of the stockholder proposing such business,
(c) the class and number of shares of the corporation which are beneficially owned by such stockholder, and (d) any material interest of such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting unless properly brought before such meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall, it the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 13 and if it shall be so determined, the chairman of the meeting shall so declare this to the meeting and such business not properly brought before the meeting shall not be transacted.

   SECTION 14. Special meetings of stockholders shall be called by the president or secretary at the request in writing of a majority of the Board of Directors or upon written application of one or more stockholders who hold at least fifty percent (50%) of the capital stock entitled to vote at such meeting. Such request of the Board of Directors or written application of the stockholders shall state the purpose or purposes of the proposed special meeting. The place, date and time of any special meeting shall be determined by the Board of Directors. Such determination shall include the record date for determining the stockholders having the right to notice of and to vote at such meeting.

                                  ARTICLE III

                                   DIRECTORS

   SECTION 1. The number of directors which shall constitute the whole board shall not be less than five (5) nor more than eleven (11). The first board shall consist of seven (7) directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

   SECTION 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), a court or governmental agency of competent jurisdiction may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

   SECTION 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

   SECTION 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of California.

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   SECTION 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

   SECTION 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

   SECTION 7. Special meetings of the Board of Directors may be called by the chairman or the president on four (4) days' notice to each director by mail or forty-eight (48) hours' notice to each director either personally or by telephone or telegram; special meetings shall be called by the chairman or the president or secretary in like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the chairman or the president or secretary in like manner and on like notice on the written request of the sole director.

   SECTION 8. At all meetings of the Board of Directors a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

   SECTION 9. Unless otherwise restricted by the certificate of incorporation of these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

   SECTION 10. Unless otherwise restricted by the articles of incorporation of these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            COMMITTEES OF DIRECTORS

   SECTION 11. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

   In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

   Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the articles of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or

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committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

   SECTION 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

   SECTION 13. Unless otherwise restricted by the articles of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

   SECTION 14. Unless otherwise restricted by the articles of incorporation or bylaw, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors or as otherwise provided under California law.

                      STOCKHOLDER NOMINATION OF DIRECTORS

   SECTION 15. Only persons who are nominated in accordance with the procedures set forth in this Section 15 shall be eligible for election as directors of the corporation by the stockholders. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 15. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal place of business of the corporation not less than sixty (60) nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not less than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person,
(iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books of such stockholder, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder, and (iii) any material relationship of the stockholder to the person the stockholder proposes to nominate. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 15. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 15 and if it shall be so determined, the chairman shall so declare this to the meeting and the defective nomination shall be disregarded.

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                                   ARTICLE IV

                                    NOTICES

   SECTION 1. Whenever, under the provisions of the statutes or of the articles of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

   SECTION 2. Whenever any notice is required to be given under the provisions of the statutes or of the articles of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                    OFFICERS

   SECTION 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a president and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more vice presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

   SECTION 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president and a secretary and may choose one or more vice presidents and a treasurer.

   SECTION 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

   SECTION 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.

   SECTION 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                           THE CHAIRMAN OF THE BOARD

   SECTION 6. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

   SECTION 7. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

                        THE PRESIDENT AND VICE-PRESIDENT

   SECTION 8. The president shall be the chief executive officer of the corporation; and in the absence of the Chairman and Vice Chairman of the Board he shall preside at all meetings of the stockholders and the Board of Directors; he shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

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   SECTION 9. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

   SECTION 10. In the absence of the president or in the event of his inability or refusal to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARY

   SECTION 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. The secretary shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

   SECTION 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary's inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

   SECTION 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

   SECTION 14. The treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

   SECTION 15. If required by the Board of Directors, the treasurer shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

   SECTION 16. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

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                                   ARTICLE VI

                              CERTIFICATE OF STOCK

   SECTION 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

   Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

   If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   SECTION 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                               LOST CERTIFICATES

   SECTION 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK

   SECTION 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

   SECTION 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a

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

meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS

   SECTION 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of California.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                                   DIVIDENDS

   SECTION 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

   SECTION 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

   SECTION 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  FISCAL YEAR

   SECTION 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

   SECTION 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                               BOOKS AND RECORDS

   SECTION 6. Any stockholder or any director shall have the right to inspect the books and records of the corporation to the full extent permitted by, and subject to the terms and conditions of, the California Corporation Code.

                                INDEMNIFICATION

   SECTION 7. The corporation shall indemnify to the full extent permitted by, and in the manner permissible under the laws of the State of California, any person made or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the

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

corporation or any predecessor of the corporation, or served any other enterprise as a director or officer at the request of the corporation or any predecessor of the corporation.

   The foregoing provisions of this section shall be deemed to be a contract between the corporation and each director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

   Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the California Corporations Code.

   The foregoing indemnification rights shall not be deemed exclusive of any other rights to which any director or officer may be entitled apart from the provisions of Article VII.

   The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee of the corporation.

                                  ARTICLE VIII

                                   AMENDMENTS

   SECTION 1. These bylaws may be altered, amended or repealed, or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation at any regular meeting of the stockholders or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors, if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                              MYCOGEN CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P         The undersigned hereby appoints Carlton J. Eibl, the Secretary of the
R    Company, as proxy, with full power of substitution, to vote all shares of
O    stock which the undersigned is entitled to vote at the Annual Meeting of
X    Stockholders of Mycogen Corporation to be held on Thursday, April 20, 1995,
Y or at any adjournment(s) thereof, as specified on the reverse side, and to vote in his discretion on such other business as may properly come before the Meeting and any adjournment(s) thereof.

                    (Please sign and date on reverse side)    SEE REVERSE SIDE

    Please mark
[X] votes as in
    this example.

Unless otherwise specified by the undersigned, this proxy will be voted in the manner directed below, but if no contrary direction is made, it will be voted FOR the director nominees listed below, and by the proxyholder at his discretion as to any other matters properly transacted at the Meeting or any adjournment(s) thereof.

1. Election of Directors:
NOMINEES: Thomas J. Cable, Jerry D. Caulder,
David H. Rammler, A. John Speziale and George R. Hill

            FOR     WITHHELD
            [_]       [_]             MARK HERE
                                     IF YOU PLAN   [_]
                                      TO ATTEND
                                     THE MEETING

                                      MARK HERE
                                     FOR ADDRESS   [_]
[_] _____________________________    CHANGE AND
    For all nominees except above    NOTE BELOW

                                                    FOR   AGAINST  ABSTAIN
2. To approve the amendment to the Company's        [_]     [_]      [_]
   1992 Stock Option Plan to increase the
   number of shares of Common Stock reserved for issuance by 1,000,000 shares.

3. To approve the amendment to the Company's        [_]     [_]      [_]
   1990 Restricted Stock Issuance Plan to
   increase the number of shares of Common
   Stock reserved for issuance by 150,000
   shares.

4. To approve the reincorporation of the            [_]     [_]      [_]
   Company from Delaware to California.

5. Ratification and approval of the selection of    [_]     [_]      [_]
   Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1995.

6. The undersigned confers upon the proxy hereby appointed discretion to transact any other business which may properly come before the meeting or any adjournment(s) thereof.

Please sign exactly as name appears on your stock certificate. If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and if signing for an organization, give your title.
When shares are in the names of more than one person, each should sign.

Signature: _______________________Date____________

Signature: _______________________Date____________